UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1. Reports to Stockholders.

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

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at franklintempleton.com/edelivery

VALUE

Mutual Beacon Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

 | 1

Annual Report

Mutual Beacon Fund

Your Fund’s Goals and Main Investments: Mutual Beacon Fund seeks capital appre-

ciation, with income as a secondary goal, by investing primarily in equity securities of companies the

Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Mutual Beacon Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Overview

Mutual Beacon Fund – Class Z delivered a +16.44% cumulative total return for the 12 months ended December 31, 2012. The Fund performed comparably to the +16.00% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

The U.S. economy grew moderately in 2012, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year, and U.S. stocks, as measured by the S&P 500, as well as global developed country stocks, as measured by the MSCI World Index, made solid 12-month gains.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’

6 | Annual Report

debt at a substantial discount to face value. After the financially, and many times operationally, distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year under review, top contributors to performance included Time Warner Cable (TWC), media conglomerate News Corp. and insurer Ageas.

Despite a small disappointment in the company’s fiscal third-quarter results, the Fund’s investment in TWC produced strong results over the full year. During the year, TWC raised its quarterly dividend payment and share buy-back authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign what we considered to be an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies. We viewed the split favorably, but the breakup did not alter our estimation of the company’s intrinsic value.

Ageas, formerly known as Fortis, is a diversified insurance company with operations in Belgium, the U.K. and Asia. The company has stabilized its balance sheet and lowered its earnings volatility by resolving issues associated with its government rescue in 2008. Recent earnings were generally favorable, with better-than-expected results in its non-life segments and Asian life segments. Within the property and casualty business, improvement in underwriting practices contributed to strong third-quarter results. From our perspective, Ageas

Annual Report | 7

monetized its legacy assets more quickly and at better prices than the market had anticipated. In addition, management remained focused on streamlining the company and simplifying the investment story.

Several holdings negatively affected the Fund’s performance during the year. Key detractors from performance included WPX Energy, document technology firm Xerox, and mobile telephony operator Vodafone Group.

Tulsa-based WPX Energy, previously a wholly owned subsidiary of The Williams Companies, is a leading natural gas producer with operations and interests throughout the U.S. and South America. Historically low natural gas prices negatively affected WPX during the year. Despite the difficult operating environment in 2012, we continue to see attractive upside potential in WPX. Recent acquisitions of higher quality shale assets could have a positive impact due to what we view as management’s strong operating acumen. Additionally, we believe WPX shares stand to benefit from the company’s strong balance sheet and hedge profile should natural gas prices rebound.

Although Xerox’s headline results were not much different than anticipated, investors responded negatively to some changes in the company’s outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and reduced its target margin rate. In addition, concerns about the global economy’s health weighed on shares during the second half of the year. The company’s long-term strategy focuses on growth in its services division, stabilization of margins, cash flow and capital allocation.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company struggled in 2012, hampered by economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications. However, we saw several potential catalysts, including improving economic conditions in Europe, better revenue per customer as a critical mass of customers migrate to data-oriented plans, and a potentially increased dividend payment from its 45% stake in Verizon Wireless. At period-end, we also saw potential for an eventual initial public offering of Vodafone’s India business.

8 | Annual Report

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

Annual Report | 9

Christian Correa has been portfolio manager for Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres and an economic research analyst at Mitsubishi Bank.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

Mutual Beacon Fund

Financial Highlights

Class Z	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.68	$12.32	$11.49	$ 9.07	$15.73
Income from investment operations[a]:					
Net investment income[b]	0.24	0.28	0.36[c]	0.08[d]	0.25
Net realized and unrealized gains (losses)	1.68	(0.57)	0.91	2.61	(6.46)
Total from investment operations	1.92	(0.29)	1.27	2.69	(6.21)
Less distributions from:					
Net investment income	(0.24)	(0.35)	(0.44)	(0.27)	(0.03)
Net realized gains	—	—	—	—	(0.42)
Total distributions	(0.24)	(0.35)	(0.44)	(0.27)	(0.45)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$13.36	$11.68	$12.32	$11.49	$ 9.07
Total return	16.44%	(2.15)%	11.10%	29.81%	(40.37)%
Ratios to average net assets					
Expenses[g]	0.84%	0.84%	0.88%	1.41%[h,i]	0.84%[h]
Expenses incurred in connection with securities sold short	0.01%	—%[j]	0.02%	0.55%	—%[j]
Net investment income	1.87%	2.24%	3.06%[c]	0.79%[d]	1.90%
Supplemental data					
Net assets, end of year (000's)	$2,450,546	$2,423,177	$2,860,233	$2,833,233	$2,002,361
Portfolio turnover rate	43.23%	51.38%	34.54%	54.36%	56.87%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Total expenses net of a one-time unaffiliated fee reimbursement are 1.30%.

[j]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class A	2012	2011	2010	2009	2008
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.61	$12.24	$11.40	$ 8.99	$15.62
Income from investment operations[a]:					
Net investment income[b]	0.20	0.24	0.32[c]	0.04[d]	0.20
Net realized and unrealized gains (losses)	1.67	(0.56)	0.90	2.58	(6.38)
Total from investment operations	1.87	(0.32)	1.22	2.62	(6.18)
Less distributions from:					
Net investment income	(0.20)	(0.31)	(0.38)	(0.21)	(0.03)
Net realized gains	—	—	—	—	(0.42)
Total distributions	(0.20)	(0.31)	(0.38)	(0.21)	(0.45)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$13.28	$11.61	$12.24	$11.40	$ 8.99
Total return[g]	16.10%	(2.50)%	10.82%	29.30%	(40.48)%
Ratios to average net assets					
Expenses[h]	1.14%	1.14%	1.18%	1.72%[i,j]	1.13%[i]
Expenses incurred in connection with securities sold short	0.01%	—%[k]	0.02%	0.55%	—%[k]
Net investment income	1.57%	1.94%	2.76%[c]	0.48%[d]	1.61%
Supplemental data					
Net assets, end of year (000's)	$983,981	$1,062,477	$1,327,189	$1,361,152	$1,659,062
Portfolio turnover rate	43.23%	51.38%	34.54%	54.36%	56.87%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Total expenses net of a one-time unaffiliated fee reimbursement are 1.61%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.52	$12.07	$11.13	$ 8.68	$15.19
Income from investment operations[a]:					
Net investment income (loss)[b]	0.10	0.15	0.24[c]	(0.02)[d]	0.12
Net realized and unrealized gains (losses)	1.66	(0.55)	0.87	2.49	(6.19)
Total from investment operations	1.76	(0.40)	1.11	2.47	(6.07)
Less distributions from:					
Net investment income	(0.09)	(0.15)	(0.17)	(0.02)	(0.02)
Net realized gains	—	—	—	—	(0.42)
Total distributions	(0.09)	(0.15)	(0.17)	(0.02)	(0.44)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$13.19	$11.52	$12.07	$11.13	$ 8.68
Total return[g]	15.32%	(3.16)%	9.92%	28.51%	(40.88)%
Ratios to average net assets					
Expenses[h]	1.82%	1.84%	1.88%	2.40%[i,j]	1.84%[i]
Expenses incurred in connection with securities sold short	0.01%	—%[k]	0.02%	0.55%	—%[k]
Net investment income (loss)	0.89%	1.24%	2.06%[c]	(0.20)%[d]	0.90%
Supplemental data					
Net assets, end of year (000's)	$1,352	$10,205	$28,552	$58,121	$73,168
Portfolio turnover rate	43.23%	51.38%	34.54%	54.36%	56.87%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Total expenses net of a one-time unaffiliated fee reimbursement are 2.29%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.54	$12.16	$11.29	$ 8.84	$15.47
Income from investment operations[a]:					
Net investment income (loss)[b]	0.11	0.15	0.24[c]	(0.02)[d]	0.12
Net realized and unrealized gains (losses)	1.66	(0.55)	0.88	2.54	(6.31)
Total from investment operations	1.77	(0.40)	1.12	2.52	(6.19)
Less distributions from:					
Net investment income	(0.10)	(0.22)	(0.25)	(0.07)	(0.02)
Net realized gains	—	—	—	—	(0.42)
Total distributions	(0.10)	(0.22)	(0.25)	(0.07)	(0.44)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$13.21	$11.54	$12.16	$11.29	$ 8.84
Total return[g]	15.29%	(3.15)%	9.96%	28.51%	(40.92)%
Ratios to average net assets					
Expenses[h]	1.84%	1.84%	1.88%	2.41%[i,j]	1.84%[i]
Expenses incurred in connection with securities sold short	0.01%	—%[k]	0.02%	0.55%	—%[k]
Net investment income (loss)	0.87%	1.24%	2.06%[c]	(0.21)%[d]	0.90%
Supplemental data					
Net assets, end of year (000's)	$295,958	$315,390	$400,949	$437,340	$417,549
Portfolio turnover rate	43.23%	51.38%	34.54%	54.36%	56.87%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Total expenses net of a one-time unaffiliated fee reimbursement are 2.30%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2012	2011	2010	2009[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$11.52	$12.16	$11.38	$10.78
Income from investment operations[b]:				
Net investment income[c]	0.18	0.21	0.26[d]	0.01
Net realized and unrealized gains (losses)	1.66	(0.55)	0.93	0.66
Total from investment operations	1.84	(0.34)	1.19	0.67
Less distributions from net investment income	(0.17)	(0.30)	(0.41)	(0.07)
Net asset value, end of year	$13.19	$11.52	$12.16	$11.38
Total return[e]	15.95%	(2.69)%	10.63%	6.23%
Ratios to average net assets[f]				
Expenses[g]	1.34%	1.34%	1.38%	1.91%[h,i]
Expenses incurred in connection with securities sold short	0.01%	—%[j]	0.02%	0.55%
Net investment income	1.37%	1.74%	2.56%[d]	0.29%
Supplemental data				
Net assets, end of year (000's)	$1,905	$2,039	$976	$34
Portfolio turnover rate	43.23%	51.38%	34.54%	54.36%

[a]For the period October 30, 2009 (effective date) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Total expenses net of a one-time unaffiliated fee reimbursement are 1.80%.

[j]Rounds to less than 0.01%.

Mutual Beacon Fund

Statement of Investments, December 31, 2012

Annual Report | 23

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Energy Equipment & Services 2.8%			
[a]Rowan Cos. PLC	United States	1,001,305	$ 31,310,807
Transocean Ltd.	United States	1,620,235	72,343,493
			103,654,300
Food & Staples Retailing 2.0%			
CVS Caremark Corp.	United States	786,890	38,046,131
Walgreen Co.	United States	955,354	35,357,652
			73,403,783
Food Products 0.7%			
Mondelez International Inc., A	United States	1,087,669	27,702,929
Health Care Equipment & Supplies 2.6%			
Medtronic Inc.	United States	2,043,050	83,805,911
Stryker Corp.	United States	241,714	13,250,761
			97,056,672
Health Care Providers & Services 1.6%			
Cigna Corp.	United States	1,127,704	60,287,056
Insurance 8.4%			
ACE Ltd.	United States	521,780	41,638,044
Ageas	Belgium	1,594,099	47,088,693
[a]American International Group Inc.	United States	1,306,516	46,120,015
[a,b]Olympus Re Holdings Ltd.	United States	106,700	—
RenaissanceRe Holdings Ltd.	United States	543,314	44,149,696
RSA Insurance Group PLC	United Kingdom	28,379,280	58,604,528
White Mountains Insurance Group Ltd.	United States	146,141	75,262,615
			312,863,591
Internet Software & Services 3.0%			
[a]Google Inc., A	United States	51,271	36,370,109
[a]Open Text Corp.	Canada	1,381,104	77,162,281
			113,532,390
IT Services 0.4%			
[f]Polaris Financial Technology Ltd.	India	6,942,715	14,438,418
Marine 1.0%			
A.P. Moller-Maersk AS, B	Denmark	5,030	37,901,495
Media 10.6%			
British Sky Broadcasting Group PLC	United Kingdom	3,264,627	41,161,865
CBS Corp., B	United States	901,636	34,307,250
Comcast Corp., Special A	United States	731,577	26,300,193
News Corp., B	United States	3,687,347	96,755,985
Reed Elsevier PLC	United Kingdom	4,388,143	46,308,035
Time Warner Cable Inc.	United States	1,298,966	126,246,506
[a,b]Tribune Co., A	United States	382,415	16,282,082
[a,b]Tribune Co., B	United States	234,472	9,983,114
			397,345,030

24 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | 25

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Tobacco (continued)			
Imperial Tobacco Group PLC	United Kingdom	1,662,884	$ 64,467,237
Lorillard Inc.	United States	491,982	57,399,540
			256,227,245
Wireless Telecommunication Services 2.4%			
Vodafone Group PLC	United Kingdom	34,881,127	87,820,560
Total Common Stocks and Other Equity Interests (Cost $2,652,384,096)			3,215,077,169
Convertible Preferred Stocks (Cost $1,821,000) 0.1%			
Commercial Banks 0.1%			
[b,f] First Southern Bancorp Inc., cvt. pfd., C	United States	1,821	3,457,187
Preferred Stocks (Cost $40,234,135) 1.3%			
Automobiles 1.3%			
Porsche Automobile Holding SE, pfd.	Germany	603,537	49,666,839
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 4.3%			
Clear Channel Communications Inc.,			
[i] first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	18,873,000	17,363,160
[j] senior note, PIK, 11.00%, 8/01/16	United States	7,227,000	5,510,587
[k,l] Tranche B Term Loan, 3.862%, 1/29/16	United States	17,396,676	14,460,987
[k,l] Tranche C Term Loan, 3.862%, 1/29/16	United States	3,778,090	3,044,509
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
second lien, 11.00%, 10/01/21	United States	3,485,000	3,781,225
[i] secured note, 144A, 11.75%, 3/01/22	United States	9,301,000	10,370,615
[k,l] The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan, 11.00%, 3/13/17	United States	18,136,945	17,275,440
[k] Hilton Worldwide Inc., FRN, 11/12/15			
Mezzanine D Loan, 3.959%,	United States	1,237,796	1,180,548
Mezzanine E Loan, 4.209%,	United States	1,587,738	1,521,251
Mezzanine F Loan, 4.459%,	United States	3,968,345	3,769,927
Mezzanine G Loan, 4.709%,	United States	7,143,820	6,715,191
[k,l] iStar Financial Inc., Term Loan B, 5.75%, 10/15/17	United States	3,439,042	3,481,989
Realogy Corp.,			
[k,l,m] Extended Revolver, 7.211%, 4/10/16	United States	1,938,449	1,856,064
senior note, 11.50%, 4/15/17	United States	1,872,000	2,035,800
[i] senior secured note, 144A, 7.875%, 2/15/19	United States	3,080,000	3,372,600
[i] senior secured note, 144A, 9.00%, 1/15/20	United States	1,736,000	2,005,080
[k,l] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.713%, 10/10/17	United States	46,282,735	31,166,470
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,			
senior note, A, 10.25%, 11/01/15	United States	7,056,000	2,099,160
[i] senior secured note, 144A, 11.50%, 10/01/20	United States	28,306,000	22,290,975

26 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[i]Wind Acquisition Finance SA, 144A,			
first lien, 7.375%, 2/15/18	Italy	949,000 EUR	$ 1,259,345
senior note, 7.25%, 2/15/18	Italy	947,000	956,470
senior secured note, 11.75%, 7/15/17	Italy	853,000	897,783
senior secured note, 7.375%, 2/15/18	Italy	979,000 EUR	1,299,155
third lien, 11.75%, 7/15/17	Italy	1,992,000 EUR	2,766,647
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $196,408,296)			160,480,978
Corporate Notes in Reorganization 1.4%			
[i,n]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	47,734,000	51,672,055
[b,n]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	13,259	—
Total Corporate Notes in Reorganization (Cost $44,421,260)			51,672,055
		Shares	
Companies in Liquidation 0.0%[†]			
[a]Adelphia Recovery Trust	United States	48,268,724	48,269
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	6,161,087	184,832
[a,b]AET&D Holdings No. 1 Pty. Ltd.	Australia	4,353,435	—
[a,b,c,f]CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,d]Tribune Litigation Trust, Contingent Distribution	United States	496,443	—
Total Companies in Liquidation (Cost $5,108,823)			233,101
		Principal Amount*	
Asset-Backed Securities 0.1%			
Airlines 0.1%			
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	376,177	398,749
American Airlines Pass Through Trust,			
2009-1A, 10.375%, 7/02/19	United States	606,491	634,162
2011-2A, 8.625%, 4/15/23	United States	2,527,073	2,626,577
Total Asset-Backed Securities (Cost $3,687,628)			3,659,488
		Notional Amount*	
Options Purchased 0.3%			
Payer Swaptions — Over-the-Counter			
Interest Rate 0.1%			
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/08/17, Counterparty UBSW	Japan	5,500,000,000[o] JPY	876,975
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/14/17, Counterparty MSCS	Japan	5,583,183,000[o] JPY	901,907

Annual Report | 27

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Notional Amount*/ Number of Contracts	Value
Options Purchased (continued)			
Payer Swaptions — Over-the-Counter (continued)			
Interest Rate (continued)			
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/16/17, Counterparty MSCS	Japan	5,107,000,000[o] JPY	$ 832,850
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 6/15/17, Counterparty MSCS	Japan	6,058,062,500[o] JPY	1,173,992
			3,785,724
Puts – Exchange-Traded			
Diversified Financial Services 0.1%			
[a]DJ Euro Stoxx 50, March Strike Price 2,250 EUR, Expires 3/15/13	Euro Community	1,300	257,322
[a]S&P 500 Index, March Strike Price $1,325, Expires 3/16/13	United States	950	1,657,750
			1,915,072
Puts – Over-the-Counter			
Currency Options 0.1%			
[a]JPY, June Strike Price 90 JPY, Expires 6/15/17, Counterparty BANT	Japan	19,608,000[o]	1,575,973
[a]JPY, June Strike Price 95 JPY, Expires 6/15/17, Counterparty BANT	Japan	25,196,280[o]	1,590,188
[a]JPY, June Strike Price 100 JPY, Expires 6/15/17, Counterparty BANT	Japan	31,666,920[o]	1,590,534
			4,756,695
Total Options Purchased (Cost $18,484,382)			10,457,491
Total Investments before Short Term Investments (Cost $2,962,549,620)			3,494,704,308
		Principal Amount*	
Short Term Investments 6.9%			
U.S. Government and Agency Securities 6.3%			
[p]U.S. Treasury Bills,			
3/21/13	United States	40,000,000	39,996,320
[q]1/03/13 - 6/27/13	United States	197,400,000	197,374,777
Total U.S. Government and Agency Securities (Cost $237,332,222)			237,371,097
Total Investments before Money Market Funds (Cost $3,199,881,842)			3,732,075,405
		Shares	
[r]**Investments from Cash Collateral Received for Loaned Securities (Cost $21,688,223) 0.6%**			
Money Market Funds 0.6%			
[s]BNY Mellon Overnight Government Fund, 0.191%	United States	21,688,223	21,688,223
Total Investments (Cost $3,221,570,065) 100.5%			3,753,763,628

28 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Number of Contracts	Value
Options Written (0.0)%[†]			$ (882,525)
Other Assets, less Liabilities (0.5)%			(19,139,668)
Net Assets 100.0%			3,733,741,435
[t]**Options Written (0.0)%**[†]			
Calls – Exchange-Traded			
Metals & Mining (0.0)%[†]			
Thyssenkrupp AG, January Strike Price $17.50, Expires 1/18/13	Germany	2,100 EUR	(180,125)
Puts – Exchange-Traded			
Wireless Telecommunication Services (0.0)%[†]			
Sprint Nextel Corp., January Strike Price $5.50, Expires 1/19/13	United States	7,024	(21,072)
Sprint Nextel Corp., February Strike Price $5.50, Expires 2/16/13	United States	7,024	(105,360)
Sprint Nextel Corp., May Strike Price $5.50, Expires 5/18/13	United States	7,024	(575,968)
			(702,400)
Total Options Written (Premiums Received $704,427)			$ (882,525)

[†]Rounds to less than 0.1% of net assets.

[*]The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 9 regarding restricted securities.

[c]At December 31, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $38,985,080, representing 1.04% of net assets.

[f]See Note 12 regarding holdings of 5% voting securities.

[g]A portion or all of the security is on loan at December 31, 2012. See Note 1(f).

[h]A portion or all of the security is held in connection with written option contracts open at year end.

[i]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2012, the aggregate value of these securities was $114,253,885, representing 3.06% of net assets.

[j]Income may be received in additional securities and/or cash.

[k]The coupon rate shown represents the rate at period end.

[l]See Note 1(g) regarding senior floating rate interests.

[m]See Note 10 regarding unfunded loan commitments.

[n]See Note 8 regarding credit risk and defaulted securities.

[o]Amount represents notional amount under the terms of the option.

[p]The security is traded on a discount basis with no stated coupon rate.

[q]Security or a portion of the security has been pledged as collateral for open futures, forward and written options contracts. At December 31, 2012, the aggregate value of these securities and/or cash pledged as collateral was $25,053,929, representing 0.67% of net assets.

[r]See Note 1(f) regarding securities on loan.

[s]The rate shown is the annualized seven-day yield at period end.

[t]See Note 1(c) regarding written options.

Annual Report | 29

Mutual Beacon Fund

Statement of Investments, December 31, 2012 *(continued)*

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts						
EUR/USD	Short	352	$58,115,200	3/18/13	$ —	$ (975,484)
GBP/USD	Short	653	66,279,500	3/18/13	—	(639,832)
Unrealized appreciation (depreciation)					—	(1,615,316)
Net unrealized appreciation (depreciation)						$(1,615,316)

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	36,574,071	$44,923,861	1/17/13	$ —	$ (3,346,744)
Euro	HSBC	Sell	19,007,305	23,332,505	1/17/13	—	(1,753,412)
Euro	FBCO	Sell	5,877,222	7,263,594	1/17/13	—	(493,187)
Euro	HAND	Sell	4,009,282	4,960,428	1/17/13	—	(331,038)
Euro	BANT	Sell	1,768,588	2,186,853	1/17/13	—	(147,337)
Euro	BBU	Sell	1,404,406	1,740,071	1/17/13	—	(113,469)
Euro	BBU	Buy	1,119,179	1,453,265	1/17/13	23,832	—
Euro	SCBT	Buy	132,344	171,657	1/17/13	3,011	—
Euro	FBCO	Buy	3,019,561	3,870,926	1/17/13	114,302	—
British Pound	BANT	Sell	31,661,802	51,181,303	1/22/13	—	(265,773)
British Pound	SCBT	Sell	27,138,688	43,856,120	1/22/13	—	(241,375)
British Pound	DBFX	Sell	15,355,671	24,807,087	1/22/13	—	(144,253)
British Pound	DBFX	Buy	4,384,721	7,111,821	1/22/13	13,156	—
British Pound	BBU	Buy	779,878	1,259,833	1/22/13	7,386	—
British Pound	FBCO	Buy	600,425	970,239	1/22/13	5,388	—
British Pound	HAND	Buy	630,667	1,024,285	1/22/13	756	—
Swiss Franc	FBCO	Sell	8,436,922	8,745,036	2/11/13	—	(479,777)
Swiss Franc	HSBC	Sell	7,547,120	7,814,804	2/11/13	—	(437,112)
Swiss Franc	BANT	Sell	6,190,201	6,405,528	2/11/13	—	(362,752)
Swiss Franc	BBU	Sell	5,168,599	5,314,109	2/11/13	—	(337,165)
Swiss Franc	DBFX	Sell	182,582	193,729	2/11/13	—	(5,903)
Swiss Franc	DBFX	Buy	114,000	124,679	2/11/13	—	(396)
Swiss Franc	HAND	Buy	15,276,377	15,713,127	2/11/13	989,851	—
Swiss Franc	FBCO	Buy	1,063,900	1,134,850	2/11/13	28,404	—
Swiss Franc	DBFX	Buy	98,300	103,274	2/11/13	4,206	—
Swiss Franc	BANT	Sell	370,000	405,664	2/11/13	1,111	—
British Pound	HAND	Sell	36,550,719	57,492,271	2/19/13	—	(1,893,723)
British Pound	HSBC	Sell	19,601,690	30,725,649	2/19/13	—	(1,122,311)
British Pound	BANT	Sell	1,785,174	2,860,005	2/19/13	—	(40,467)
British Pound	DBFX	Sell	249,029	400,888	2/19/13	—	(3,724)
British Pound	DBFX	Buy	151,000	243,669	2/19/13	1,669	—
Australian Dollar	DBFX	Sell	12,057,132	12,383,948	2/25/13	—	(99,233)
Australian Dollar	DBFX	Buy	465,000	483,273	2/25/13	—	(1,965)
Australian Dollar	DBFX	Buy	4,585,920	4,673,644	2/25/13	73,111	—

30 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual Beacon Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$3,171,559,363
Cost - Controlled affiliated issuers (Note 12)	1,660,837
Cost - Non-controlled affiliated issuers (Note 12)	48,349,865
Total cost of investments	$3,221,570,065
Value - Unaffiliated issuers	$3,728,557,285
Value - Controlled affiliated issuers (Note 12)	1,857,765
Value - Non-controlled affiliated issuers (Note 12)	23,348,578
Total value of investments (includes securities loaned in the amount of $20,853,677)	3,753,763,628
Cash	11,825,854
Restricted Cash (Note 1d)	3,782,000
Foreign currency, at value (cost $14,328,190)	14,315,946
Receivables:	
Investment securities sold	8,370,626
Capital shares sold	1,244,585
Dividends and interest	8,318,838
Due from brokers	227,394
Unrealized appreciation on forward exchange contracts	2,144,608
Total assets	3,803,993,479
Liabilities:	
Payables:	
Investment securities purchased	661,062
Capital shares redeemed	19,721,414
Affiliates	3,326,518
Variation margin	274,275
Options written, at value (premiums received $704,427)	882,525
Payable upon return of securities loaned	21,688,223
Due to brokers	3,782,000
Unrealized depreciation on forward exchange contracts	18,478,459
Unrealized depreciation on unfunded loan commitments (Note 10)	88,970
Accrued expenses and other liabilities	1,348,598
Total liabilities	70,252,044
Net assets, at value	$3,733,741,435
Net assets consist of:	
Paid-in capital	$3,664,128,560
Undistributed net investment income	38,445,635
Net unrealized appreciation (depreciation)	513,988,732
Accumulated net realized gain (loss)	(482,821,492)
Net assets, at value	$3,733,741,435

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

Financial Statements *(continued)*

Statement of Operations

for the year ended December 31, 2012

Investment income:	
Dividends:	
Unaffiliated issuers	$ 75,432,317
Non-controlled affiliated issuers (Note 12)	8,870,167
Interest	19,914,564
Income from securities loaned	37,390
Total investment income	104,254,438
Expenses:	
Management fees (Note 3a)	23,107,956
Administrative fees (Note 3b)	2,939,869
Distribution fees: (Note 3c)	
Class A	3,139,990
Class B	52,351
Class C	3,098,745
Class R	12,588
Transfer agent fees (Note 3e)	4,729,312
Custodian fees (Note 4)	229,701
Reports to shareholders	286,905
Registration and filing fees	97,492
Professional fees	222,972
Trustees' fees and expenses	185,047
Dividends and interest on securities sold short	488,120
Other	74,841
Total expenses	38,665,889
Net investment income	65,588,549
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	320,373,690
Controlled affiliated issuers (Note 12)	77,132
Non-controlled affiliated issuers (Note 12)	(3,385,240)
Written options	(2,814,477)
Foreign currency transactions	24,329,767
Futures contracts	(2,440,668)
Securities sold short	(9,024,575)
Net realized gain (loss)	327,115,629
Net change in unrealized appreciation (depreciation) on:	
Investments	232,201,748
Translation of other assets and liabilities denominated in foreign currencies	(43,680,625)
Net change in unrealized appreciation (depreciation)	188,521,123
Net realized and unrealized gain (loss)	515,636,752
Net increase (decrease) in net assets resulting from operations	$581,225,301

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Beacon Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation

36 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability

Annual Report | 37

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

38 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $14,690,399 and the aggregate value of collateral pledged for such contracts was $11,470,090.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

Annual Report | 39

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

At December 31, 2012, the Fund held $3,773,943 in U.S Treasury Bonds and Notes as collateral for derivatives.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

40 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are

Annual Report | 41

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

42 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

b. Administrative Fees

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

44 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

6. Income Taxes

At December 31, 2012, the Fund had capital loss carryforwards of $491,198,551 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $282,512,337 of capital loss carryforwards.

	2012	2011
Distributions paid from ordinary income	$62,210,004	$109,051,264

Cost of investments	$3,232,275,896
Unrealized appreciation	$ 718,602,520
Unrealized depreciation	(197,114,788)
Net unrealized appreciation (depreciation)	$ 521,487,732
Distributable earnings - undistributed ordinary income	$ 35,667,739

7. Investment Transactions

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	27,412	$ 2,646,952
Options written	54,531	17,335,945
Options expired	(19,204)	(1,711,379)
Options exercised	(12,779)	(1,138,067)
Options closed	(26,788)	(16,429,024)
Options outstanding at December 31, 2012	23,172	$ 704,427

46 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $51,672,055, representing 1.38% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report | 47

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

9. Restricted Securities *(continued)*

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
4,353,435	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ —	$ —
13,259	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	13,259	—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,065,450	First Southern Bancorp Inc.	1/27/10 - 7/07/10	22,480,995	5,452,973
1,821	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	1,821,000	3,457,187
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	447,073
16,905,297	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	16,616,155	8,643,509
106,700	Olympus Re Holdings Ltd.	12/19/01	10,021,705	—
23,726	PMG LLC	3/22/04	1,660,837	1,857,765
306,398	[a]Realogy Holdings Corp.	10/12/12	10,417,532	12,213,637
382,415	[b]Tribune Co., A	7/18/11 - 8/03/12	16,282,082	16,282,082
234,472	[b]Tribune Co., B	7/18/11 - 8/03/12	9,983,114	9,983,114
	Total Restricted Securities (Value is 1.56% of Net Assets)		$91,186,943	$58,337,340

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $9,269,544 as of December 31, 2012.

[b]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of December 31,2012.

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2012, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Extended Revolver, 7.211%, 4/10/16	$4,448,473

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

48 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

11. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Interest rate contracts	Investments, at value	$3,785,724		
Foreign exchange contracts	Investments, at value / Unrealized appreciation on forward exchange contracts	6,901,303	Unrealized depreciation on on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$20,093,775[a]
Equity contracts	Investments, at value	1,915,072	Options written, at value	882,525

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net change in unrealized appreciation (depreciation) on investments		$ (3,996,187)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$22,044,095	(42,031,126)
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	5,721,975	(6,070,683)

Annual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility, which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

50 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $748,969,557 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Annual Report | 51

alncludes common, convertible preferred and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at December 31, 2012. cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2012, the reconciliation of assets, is as follows:

52 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

14. Fair Value Measurements *(continued)*

	Balance at Beginning of Year	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets: *(continued)*										
Investments in Securities: *(continued)*										
Equity Investments:[c] *(continued)*										
Metals & Mining	$ 2,793,393	$ —	$ (287,467)	$—	$ —	$ —	$ 77,132	$ (725,293)	$ 1,857,765	$ (621,628)
Real Estate Management & Development	36,967,321	10,417,532	—	—	—	—	—	3,013,353	50,398,206	3,013,353
Corporate Notes in Reorganization	—[d]	—	(1,205)	—	—	1,301	—	(96)	—[d]	(1,301)
Total	$83,679,756	$10,417,532	$(15,464,979)	$—	$(3,664,899)	$(4,104,505)	$(3,740,265)	$ 3,934,584	$71,057,224	$(5,197,154)

[a]The investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.

[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

[d]Includes securities determined to have no value.

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range
Assets:				
Investments in Securities:[a]				
Equity Investments:				
Auto Components	$ 8,643,509	Market comparables	Discount for lack of marketability	15%
			EV / EBITDA multiple	3.5x
Commercial Banks	8,910,160	Market comparables	Discount for lack of marketability	10%
			Price / tangible book multiple	1.0x
Real Estate Management & Development	50,398,206	Market comparables	Discount for lack of marketability	5% - 8%
All Other Investments[b]	3,105,349			
Total	$71,057,224			

[a]Includes common and convertible preferred stocks.

[b]Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs.

Annual Report | 53

Mutual Beacon Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in commercial banks companies are the price to tangible book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to tangible book multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s investments in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs, except the EV to EBITDA multiple input, would not materially impact the net assets of the Fund.

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU

No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

54 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 55

Mutual Beacon Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Beacon (the “Fund”) Fund (one of the Funds constituting the Franklin Mutual Series Funds) including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

56 | Annual Report

Mutual Beacon Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 67.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $80,746,719 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $13,369,269 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

Annual Report | 57

Mutual Beacon Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

58 | Annual Report

Annual Report | 59

60 | Annual Report

Annual Report | 61

62 | Annual Report

Mutual Beacon Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Beacon Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

476 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

MUTUAL EUROPEAN FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

 | 1

Annual Report

Mutual European Fund

Your Fund’s Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Mutual European Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Overview

Mutual European Fund – Class Z delivered a +17.73% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets and which posted a +15.61% total return in local currency terms.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Global developed country stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

Investment Strategy

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

6 | Annual Report

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Three particularly strong performers during the year were Germany-based tire and automotive components manufacturer Continental, Belgium-headquartered diversified insurer Ageas and U.K.-based commercial bank HSBC Holdings.

Despite some regional softness in auto sales, Continental’s strong, relevant and diverse product lineup kept its prospects looking positive, in our view. The company managed to improve operational performance and continued to strengthen its balance sheet, in part by reducing net debt. We believe Continental is one of the better positioned global auto suppliers due to its focus on fuel efficiency, carbon dioxide emissions reduction, vehicle electronics and technology solutions for global automotive original equipment manufacturers.

Ageas, formerly known as Fortis, is a diversified insurance company with operations in Belgium, the U.K. and Asia. The company has stabilized its balance sheet and lowered its earnings volatility by resolving issues associated with its government rescue in 2008. Recent earnings were generally favorable, with better-than-expected results in its non-life segments and Asian life segments. Within the property and casualty business, improvement in underwriting practices contributed to strong third-quarter results. From our perspective, Ageas monetized its legacy assets more quickly and at better prices than the market had anticipated. In addition, management remained focused on streamlining the company and simplifying the investment story.

Shares of banking and financial services organization HSBC rallied strongly in the second half of the year. The company’s ongoing cost savings, improved operational performance and the sale of its stake in a Chinese insurance company more than offset the negative effect of a settlement payment for inadequate compliance with anti-money laundering laws to U.S. federal authorities in December. We believe shares of HSBC remained undervalued as prospects for its U.S. operations improved due to positive developments in the U.S. housing market and economic releases late in the year that suggested improved economic conditions and prospects in China, a major market for HSBC.

During the 12 months under review, some of the Fund’s investments negatively affected Fund performance. Key detractors from performance included French

Annual Report | 7

firms Eutelsat Communications, a satellite provider, and utility GDF Suez as well as Germany-based retailer Metro.

France-based satellite communications services company Eutelsat Communications announced fiscal third-quarter revenues that fell short of analyst estimates, due in part to a lack of satellite capacity in regions sought by the U.S. Department of Defense, which leases transponders from Eutelsat. However, the acquisition of one satellite and the launch of two additional satellites in 2012 increased the company’s available capacity, potentially contributing to revenue growth. Despite Eutelsat shares’ near-term weakness, we believe they remained undervalued given the continued growth in the core video services business and the incremental capacity that the company has coming online. We will continue monitoring the company’s fundamentals and strategy closely.

France-based natural gas and electricity supplier GDF Suez experienced a challenging 2012. Lower power prices across Europe, uncertainties surrounding future French gas tariff increases and concerns about the company’s ability to sustain its dividend all weighed on the stock price. Management’s repeated assurances regarding dividend policy helped stabilize shares, albeit at historically low levels. As long-term investors, we continued to see GDF Suez as a stock offering an attractive combination of above average growth prospects arising from large and growing power generation activities outside Europe, strong positioning in the global liquefied natural gas supply chain, a solid balance sheet and a high dividend yield.

Metro operates wholesale stores, hypermarkets, department stores and specialty retail stores under a variety of brands and is one of the world’s largest retailers by revenue. The company had a rocky 2012 as consumer spending headwinds persisted following its Christmas 2011 profit warning. The restructuring of its Cash & Carry business has taken longer than anticipated and the company’s consumer electronics operations continued to face pressure from weak economic growth in southern Europe. However, Metro’s department store operations continued to gain market share and its asset disposal plan remained on track as the company announced the sale of its Real hypermarkets in central Europe late in the year. Management continued to reduce debt and the stock offered what we believe to be a sustainable dividend yield of approximately 6% at the end of 2012. We remain patient as the company continues its turnaround.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

8 | Annual Report

Annual Report | 9

Philippe Brugere-Trelat has been co-portfolio manager for Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

Mutual European Fund

Financial Highlights

Class Z	2012	2011	2010	2009	2008
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.95	$21.47	$20.39	$17.25	$26.32
Income from investment operations[a]:					
Net investment income[b]	0.44	0.50	0.34	0.40	0.48
Net realized and unrealized gains (losses)	2.89	(2.25)	1.40	3.52	(8.90)
Total from investment operations	3.33	(1.75)	1.74	3.92	(8.42)
Less distributions from:					
Net investment income	(0.68)	(0.77)	(0.66)	(0.78)	(0.03)
Net realized gains	(0.47)	—	—	—	(0.62)
Total distributions	(1.15)	(0.77)	(0.66)	(0.78)	(0.65)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$21.13	$18.95	$21.47	$20.39	$17.25
Total return	17.73%	(8.01)%	8.61%	23.01%	(32.47)%
Ratios to average net assets					
Expenses before expense reduction[e]	1.13%	1.11%	1.10%	1.13%	1.09%
Expenses net of expense reduction[e]	1.13%	1.11%	1.10%	1.12%	1.09%[f]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[g]
Net investment income	2.16%	2.43%	1.65%	2.17%	2.22%
Supplemental data					
Net assets, end of year (000's)	$1,101,659	$964,069	$1,057,801	$1,017,962	$800,264
Portfolio turnover rate	41.69%	32.60%	35.44%	58.83%	42.15%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Includes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.59	$21.06	$20.02	$16.89	$25.86
Income from investment operations[a]:					
Net investment income[b]	0.37	0.44	0.27	0.34	0.42
Net realized and unrealized gains (losses)	2.84	(2.20)	1.37	3.45	(8.75)
Total from investment operations	3.21	(1.76)	1.64	3.79	(8.33)
Less distributions from:					
Net investment income	(0.62)	(0.71)	(0.60)	(0.66)	(0.02)
Net realized gains	(0.47)	—	—	—	(0.62)
Total distributions	(1.09)	(0.71)	(0.60)	(0.66)	(0.64)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$20.71	$18.59	$21.06	$20.02	$16.89
Total return[e]	17.37%	(8.27)%	8.25%	22.67%	(32.68)%
Ratios to average net assets					
Expenses before expense reduction[f]	1.43%	1.41%	1.40%	1.43%	1.38%
Expenses net of expense reduction[f]	1.43%	1.41%	1.40%	1.42%	1.38%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[h]
Net investment income	1.86%	2.13%	1.35%	1.87%	1.93%
Supplemental data					
Net assets, end of year (000's)	$653,435	$593,825	$765,304	$807,932	$688,842
Portfolio turnover rate	41.69%	32.60%	35.44%	58.83%	42.15%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the expenses ratios of such expenses to average net assets for the periods presented.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.49	$20.78	$19.66	$16.37	$25.24
Income from investment operations[a]:					
Net investment income[b]	0.28	0.37	0.15	0.22	0.27
Net realized and unrealized gains (losses)	2.77	(2.24)	1.32	3.33	(8.51)
Total from investment operations	3.05	(1.87)	1.47	3.55	(8.24)
Less distributions from:					
Net investment income	(0.27)	(0.42)	(0.35)	(0.26)	(0.01)
Net realized gains	(0.47)	—	—	—	(0.62)
Total distributions	(0.74)	(0.42)	(0.35)	(0.26)	(0.63)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$20.80	$18.49	$20.78	$19.66	$16.37
Total return[e]	16.58%	(8.92)%	7.53%	21.79%	(33.15)%
Ratios to average net assets					
Expenses before expense reduction[f]	2.12%	2.11%	2.10%	2.12%	2.09%
Expenses net of expense reduction[f]	2.12%	2.11%	2.10%	2.11%	2.09%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[h]
Net investment income	1.17%	1.43%	0.65%	1.18%	1.22%
Supplemental data					
Net assets, end of year (000's)	$609	$3,508	$10,771	$23,239	$30,017
Portfolio turnover rate	41.69%	32.60%	35.44%	58.83%	42.15%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the expenses ratios of such expenses to average net assets for the periods presented.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class C	2012	2011	2010	2009	2008
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.66	$21.10	$20.05	$16.76	$25.82
Income from investment operations[a]:					
Net investment income[b]	0.24	0.31	0.13	0.21	0.28
Net realized and unrealized gains (losses)	2.83	(2.20)	1.36	3.42	(8.71)
Total from investment operations	3.07	(1.89)	1.49	3.63	(8.43)
Less distributions from:					
Net investment income	(0.47)	(0.55)	(0.44)	(0.34)	(0.01)
Net realized gains	(0.47)	—	—	—	(0.62)
Total distributions	(0.94)	(0.55)	(0.44)	(0.34)	(0.63)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$20.79	$18.66	$21.10	$20.05	$16.76
Total return[e]	16.54%	(8.90)%	7.52%	21.76%	(33.14)%
Ratios to average net assets					
Expenses before expense reduction[f]	2.13%	2.11%	2.10%	2.13%	2.08%
Expenses net of expense reduction[f]	2.13%	2.11%	2.10%	2.12%	2.08%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[h]
Net investment income	1.16%	1.43%	0.65%	1.17%	1.23%
Supplemental data					
Net assets, end of year (000's)	$122,438	$127,012	$171,750	$192,122	$189,244
Portfolio turnover rate	41.69%	32.60%	35.44%	58.83%	42.15%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the expenses ratios of such expenses to average net assets for the periods presented.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2012	2011	2010	2009[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$18.47	$21.00	$19.98	$19.36
Income from investment operations[b]:				
Net investment income[c]	0.33	0.16	0.19	0.02
Net realized and unrealized gains (losses)	2.81	(1.97)	1.42	0.79
Total from investment operations	3.14	(1.81)	1.61	0.81
Less distributions from:				
Net investment income	(0.59)	(0.72)	(0.59)	(0.19)
Net realized gains	(0.47)	—	—	—
Total distributions	(1.06)	(0.72)	(0.59)	(0.19)
Net asset value, end of year	$20.55	$18.47	$21.00	$19.98
Total return[d]	17.16%	(8.45)%	8.02%	4.23%
Ratios to average net assets[e]				
Expenses before expense reduction	1.63%	1.61%	1.60%	1.63%
Expenses net of expense reduction	1.63%	1.61%	1.60%	1.62%
Net investment income	1.66%	1.93%	1.15%	1.67%
Supplemental data				
Net assets, end of year (000's)	$46	$31	$21	$5
Portfolio turnover rate	41.69%	32.60%	35.44%	58.83%

[a]For the period October 30, 2009 (effective date) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Mutual European Fund

Statement of Investments, December 31, 2012

Mutual European Fund

Statement of Investments, December 31, 2012 (continued)

Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Energy Equipment & Services 0.8%			
[b,d] DeepOcean Group Holding AS	Norway	915,467	$ 15,530,898
Food & Staples Retailing 3.9%			
Koninklijke Ahold NV	Netherlands	3,104,920	41,622,823
Metro AG	Germany	1,149,681	31,931,152
			73,553,975
Health Care Providers & Services 1.2%			
Celesio AG	Germany	1,329,577	23,023,395
Hotels, Restaurants & Leisure 2.1%			
Accor SA	France	1,111,196	39,622,482
Household Durables 0.6%			
[b] The Berkeley Group Holdings PLC	United Kingdom	367,504	10,563,909
Insurance 11.7%			
ACE Ltd.	United States	306,024	24,420,715
Ageas	Belgium	1,488,339	43,964,609
AXA SA	France	1,709,138	30,906,597
[b] Direct Line Insurance Group PLC	United Kingdom	2,570,035	8,909,572
Lancashire Holdings Ltd.	United Kingdom	1,027,808	13,057,021
[b,e] Olympus Re Holdings Ltd.	United States	16,080	—
Resolution Ltd.	United Kingdom	2,528,420	10,164,881
RSA Insurance Group PLC	United Kingdom	19,542,566	40,356,304
Zurich Insurance Group AG	Switzerland	176,900	47,039,340
			218,819,039
Machinery 3.7%			
[b] KUKA AG	Germany	688,964	25,302,152
Schindler Holding AG, PC, non-voting	Switzerland	120,660	17,400,033
Schindler Holding AG, RS	Switzerland	107,358	15,223,760
SKF AB, B	Sweden	423,440	10,629,720
			68,555,665
Marine 3.4%			
A.P. Moller-Maersk AS, B	Denmark	8,591	64,733,946
Media 3.7%			
Eutelsat Communications	France	762,007	25,337,775
Reed Elsevier PLC	United Kingdom	4,134,387	43,630,149
			68,967,924
Metals & Mining 1.8%			
ThyssenKrupp AG	Germany	1,419,085	33,499,330
Multi-Utilities 1.2%			
GDF Suez	France	1,094,557	22,537,571
Multiline Retail 1.6%			
Marks & Spencer Group PLC	United Kingdom	4,792,355	30,137,588
Oil, Gas & Consumable Fuels 7.4%			
BP PLC	United Kingdom	6,372,781	44,321,758
Cairn Energy PLC	United Kingdom	4,400,450	19,226,012
Repsol SA	Spain	1,534,296	31,310,844

24 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Oil, Gas & Consumable Fuels (continued)			
Repsol SA, rts., 1/22/13	Spain	1,534,296	$ 935,392
Royal Dutch Shell PLC, A	United Kingdom	1,246,544	42,894,879
			138,688,885
Pharmaceuticals 3.7%			
Novartis AG	Switzerland	710,824	44,613,360
Roche Holding AG	Switzerland	45,725	9,191,457
Sanofi	France	165,254	15,667,733
			69,472,550
Real Estate Management & Development 0.0%[†]			
[d]Canary Wharf Group PLC	United Kingdom	192,100	728,453
Road & Rail 1.8%			
[b,e,f]Euro Wagon LP	Jersey Islands	16,127,149	13,098,480
FirstGroup PLC	United Kingdom	5,995,746	20,710,454
			33,808,934
Software 1.2%			
SAP AG	Germany	274,248	22,047,140
Specialty Retail 2.0%			
Kingfisher PLC	United Kingdom	7,863,068	36,727,309
Textiles, Apparel & Luxury Goods 0.0%[†]			
Compagnie Financiere Richemont SA	Switzerland	7,361	574,180
Tobacco 3.2%			
British American Tobacco PLC	United Kingdom	526,173	26,750,609
Imperial Tobacco Group PLC	United Kingdom	858,531	33,283,814
			60,034,423
Wireless Telecommunication Services 2.0%			
Vodafone Group PLC	United Kingdom	14,882,161	37,468,965
Total Common Stocks and Other Equity Interests (Cost $1,445,637,759)			1,748,260,605
		Principal Amount*	
Corporate Notes and Senior Floating Rate Interests 0.4%			
[g,h]Trico Shipping AS, 10.00%, 5/13/14,			
Tranche A Exit Term Loan,	Norway	3,492,357	3,487,992
Tranche B Term Loan,	Norway	1,229,774	1,229,774
[i]Wind Acquisition Finance SA, 144A,			
first lien, 7.375%, 2/15/18	Italy	453,000 EUR	601,141
senior note, 7.25%, 2/15/18	Italy	345,000	348,450
senior secured note, 11.75%, 7/15/17	Italy	313,000	329,432
senior secured note, 7.375%, 2/15/18	Italy	468,000 EUR	621,047
third lien, 11.75%, 7/15/17	Italy	915,000 EUR	1,270,824
Total Corporate Notes and Senior Floating Rate Interests (Cost $7,272,168)			7,888,660

Annual Report | 25

Mutual European Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds and Notes in Reorganization 0.2%			
[i,j]Glitnir Banki HF, senior note, 144A,			
6.375%, 9/25/12	Iceland	5,000,000	$ 1,387,500
[g]FRN, 4.763%, 4/20/10	Iceland	5,000,000	1,387,500
Total Corporate Bonds and Notes in Reorganization (Cost $2,700,000)			2,775,000
Total Investments before Short Term Investments (Cost $1,455,609,927)			1,758,924,265
Short Term Investments 6.6%			
U.S. Government and Agency Securities 6.6%			
[k]FHLB, 2/01/13	United States	5,400,000	5,400,000
[k,l]U.S. Treasury Bills,			
1/24/13	United States	25,000,000	24,999,725
1/03/13 - 6/27/13	United States	94,000,000	93,987,403
Total U.S. Government and Agency Securities (Cost $124,372,329)			124,387,128
Total Investments (Cost $1,579,982,256) 100.3%			1,883,311,393
Other Assets, less Liabilities (0.3)%			(5,123,821)
Net Assets 100.0%			$1,878,187,572

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[b]Non-income producing.

[c]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[d]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $16,796,444, representing 0.89% of net assets.

[e]See Note 10 regarding restricted securities.

[f]See Note 12 regarding holdings of 5% voting securities.

[g]The coupon rate shown represents the rate at period end.

[h]See Note 1(e) regarding senior floating rate interests.

[i]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2012, the aggregate value of these securities was $5,945,894, representing 0.32% of net assets.

[j]See Note 8 regarding credit risk and defaulted securities.

[k]The security is traded on a discount basis with no stated coupon rate.

[l]Security or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2012, the aggregate value of these securities pledged as collateral was $40,363,369, representing 2.15% of net assets.

26 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2012 (continued)

At December 31, 2012, the Fund had the following futures contracts outstanding. See Note 1(d).

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Mutual European Fund

Statement of Investments, December 31, 2012 *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SCBT	Sell	5,803,731	$ 9,274,576	2/19/13	$ —	$ (155,070)
British Pound	DBFX	Sell	5,451,966	8,724,195	2/19/13	—	(133,919)
British Pound	BANT	Sell	3,744,088	5,950,433	2/19/13	—	(132,796)
British Pound	DBFX	Buy	320,000	516,384	2/19/13	3,538	—
Euro	HAND	Sell	67,353,065	84,730,598	2/28/13	—	(4,194,495)
Euro	BANT	Sell	67,537,766	85,004,873	2/28/13	—	(4,164,078)
Euro	DBFX	Sell	16,371,762	20,901,034	2/28/13	—	(714,322)
Euro	FBCO	Sell	13,023,398	16,660,790	2/28/13	—	(533,779)
Euro	HSBC	Sell	5,219,589	6,661,817	2/28/13	—	(229,516)
Euro	SCBT	Sell	4,176,530	5,382,161	2/28/13	—	(132,039)
Euro	BBU	Sell	2,656,530	3,489,017	2/28/13	—	(18,353)
Swedish Krona	HAND	Sell	70,160,160	10,406,366	3/06/13	—	(369,297)
Swedish Krona	HAND	Buy	2,454,800	372,373	3/06/13	4,651	—
Euro	FBCO	Sell	71,163,465	92,000,512	4/16/13	—	(1,997,362)
Euro	DBFX	Sell	69,442,233	89,749,787	4/16/13	—	(1,974,559)
Euro	BANT	Sell	44,684,697	58,123,696	4/16/13	—	(899,097)
Euro	HAND	Sell	9,820,273	12,747,962	4/16/13	—	(223,368)
Euro	SCBT	Sell	7,156,912	9,292,975	4/16/13	—	(160,395)
Euro	HSBC	Sell	2,835,922	3,711,314	4/16/13	—	(34,577)
Euro	HAND	Sell	811,688	1,080,844	4/16/13	8,707	—
Euro	BANT	Sell	938,914	1,243,798	4/16/13	3,612	—
Euro	DBFX	Sell	1,877,828	2,484,160	4/16/13	3,788	—
Euro	SCBT	Sell	1,877,828	2,483,474	4/16/13	3,103	—
Euro	HSBC	Sell	811,688	1,079,220	4/16/13	7,084	—
British Pound	BBU	Sell	35,340,185	56,158,264	4/19/13	—	(1,248,553)
British Pound	BANT	Sell	6,203,995	9,965,107	4/19/13	—	(112,702)
British Pound	SCBT	Sell	3,663,622	5,901,474	4/19/13	—	(49,737)
British Pound	DBFX	Sell	4,906,186	7,925,475	4/19/13	—	(44,165)
British Pound	FBCO	Sell	2,747,297	4,423,879	4/19/13	—	(38,847)
British Pound	SCBT	Sell	702,522	1,142,746	4/19/13	1,566	—
British Pound	BANT	Sell	516,609	839,764	4/19/13	582	—
British Pound	FBCO	Sell	33,169,399	52,706,175	5/21/13	—	(1,167,882)
British Pound	SCBT	Sell	849,120	1,350,509	5/21/13	—	(28,641)
Norwegian Krone	DBFX	Sell	79,190,251	13,681,326	5/21/13	—	(488,207)
Norwegian Krone	HAND	Sell	41,836,126	7,344,837	5/21/13	—	(140,912)
Norwegian Krone	HAND	Buy	173,300	30,953	5/21/13	142	—
Unrealized appreciation (depreciation)						818,012	(44,989,822)
Net unrealized appreciation (depreciation)							$(44,171,810)

See Abbreviations on page 49.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates,

Annual Report | 33

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

34 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Annual Report | 35

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $36,418,289 and the aggregate value of collateral pledged for such contracts was $35,934,837.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Note 11 regarding other derivative information.

36 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary.

Annual Report | 37

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Mutual European Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2012		2011	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	6,618,726	$ 132,551,979	6,150,412	$ 128,256,431
Shares issued in reinvestment of distributions	928,602	19,210,403	814,381	14,824,987
Shares redeemed	(7,937,505)	(157,595,848)	(11,348,665)	(226,567,542)
Net increase (decrease)	(390,177)	$ (5,833,466)	(4,383,872)	$ (83,486,124)
Class B Shares:				
Shares sold	5,863	$ 118,713	10,720	$ 227,943
Shares issued in reinvestment of distributions	1,403	28,810	6,592	118,980
Shares redeemed	(167,661)	(3,278,862)	(346,041)	(6,961,239)
Net increase (decrease)	(160,395)	$ (3,131,339)	(328,729)	$ (6,614,316)
Class C Shares:				
Shares sold	547,006	$ 10,949,269	698,237	$ 14,454,917
Shares issued in reinvestment of distributions	237,674	4,925,285	196,831	3,594,057
Shares redeemed	(1,702,604)	(33,684,702)	(2,225,032)	(44,539,258)
Net increase (decrease)	(917,924)	$ (17,810,148)	(1,329,964)	$ (26,490,284)
Class R Shares:				
Shares sold	698	$ 13,869	1,349	$ 25,917
Shares issued in reinvestment of distributions	108	2,225	47	846
Shares redeemed	(277)	(5,049)	(703)	(14,713)
Net increase (decrease)	529	$ 11,045	693	$ 12,050

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 39

Mutual European Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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Mutual European Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2012, the Fund paid transfer agent fees of $3,419,742, of which $2,034,551 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2012, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

Annual Report | 41

Mutual European Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2012, the Fund utilized $13,046,836 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2012, the Fund deferred post-October capital losses of $13,757,505.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $656,796,078 and $653,064,354, respectively.

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Mutual European Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $2,775,000, representing 0.15% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report | 43

Mutual European Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

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Mutual European Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the year ended December 31, 2012, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2012, 11.85% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA will be discontinued until further notice and approval by the Board.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global

Annual Report | 45

Mutual European Fund

Notes to Financial Statements (continued)

14. CREDIT FACILITY (continued)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $1,424,336,893 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Mutual European Fund

Notes to Financial Statements *(continued)*

15. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Assets: *(continued)*				
Investments in Securities: *(continued)*				
Equity Investments:[a] *(continued)*				
Diversified Financial Services	$ —	$ 46,996,160	$ —	$ 46,996,160
Diversified Telecommunication Services	—	62,404,450	537,093	62,941,543
Electrical Equipment	—	40,109,896	—	40,109,896
Electronic Equipment, Instruments & Components	—	19,449,456	—	19,449,456
Energy Equipment & Services	—	—	15,530,898	15,530,898
Food & Staples Retailing	—	73,553,975	—	73,553,975
Health Care Providers & Services	—	23,023,395	—	23,023,395
Hotels, Restaurants & Leisure	—	39,622,482	—	39,622,482
Household Durables	—	10,563,909	—	10,563,909
Insurance	81,624,936	137,194,103	—[b]	218,819,039
Machinery	43,253,513	25,302,152	—	68,555,665
Media	—	68,967,924	—	68,967,924
Metals & Mining	—	33,499,330	—	33,499,330
Multi-Utilities	—	22,537,571	—	22,537,571
Multiline Retail	—	30,137,588	—	30,137,588
Oil, Gas & Consumable Fuels	935,392	137,753,493	—	138,688,885
Pharmaceuticals	53,804,817	15,667,733	—	69,472,550
Real Estate Management & Development	—	—	728,453	728,453
Road & Rail	—	20,710,454	13,098,480	33,808,934
Software	—	22,047,140	—	22,047,140
Specialty Retail	—	36,727,309	—	36,727,309
Tobacco	—	60,034,423	—	60,034,423
Wireless Telecommunication Services	—	37,468,965	—	37,468,965
All Other Equity Investments[c]	114,410,130	—	—	114,410,130
Corporate Bonds, Notes and Senior Floating Rate Interests	—	7,888,660	—	7,888,660
Corporate Bonds and Notes in Reorganization	—	2,775,000	—	2,775,000
Short Term Investments	118,987,128	5,400,000	—	124,387,128
Total Investments in Securities	$413,015,916	$1,440,400,553	$29,894,924	$1,883,311,393
Forward Exchange Contracts	$ —	$ 818,012	$ —	$ 818,012
Liabilities:				
Futures Contracts	3,662,551	—	—	3,662,551
Forward Exchange Contracts	—	44,989,822	—	44,989,822

[a]Includes common stocks as well as other equity investments.

[c]For detailed categories, see the accompanying Statement of Investments.

Annual Report | 47

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in energy equipment & services companies are the company’s underlying asset valuations based on appraisals from relevant equipment dealers and the assumed net debt of the underlying company. A significant and reasonable increase or decrease in the valuations of the underlying assets would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the assumed net debt would result in a significant decrease or increase in the fair value measurement.

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Mutual European Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

The significant unobservable input used in the fair value measurement of the Fund’s investment in road & rail companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs would not materially impact the net assets of the Fund.

16. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Mutual European Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual European Fund:

We have audited the accompanying statement of assets and liabilities of Mutual European Fund (the “Fund”), (one of the Funds constituting the Franklin Mutual Series Funds) including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2013

50 | Annual Report

Mutual European Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $40,677,974 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $54,420,238 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class B, Class C and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

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Mutual European Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Mutual European Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).

Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

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Mutual European Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

MUTUAL EUROPEAN FUND

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2013 Franklin Templeton Investments. All rights reserved.

478 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

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SECTOR

Mutual Financial Services Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

 | 1

Annual Report

Mutual Financial Services Fund

Your Fund’s Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2012.

Performance Overview

Mutual Financial Services Fund – Class Z delivered a +19.98% cumulative total return for the 12 months under review. The Fund underperformed the +28.82% total return of its narrow benchmark, the Standard & Poor’s 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index.1 For the same period, the Fund outperformed the +16.00% total return of its broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 5

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

The U.S. economy grew moderately in 2012,, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year, and U.S. stocks, as measured by the S&P 500 Index, as well as global developed country stocks, as measured by the MSCI World Index, made solid 12-month gains.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

6 | Annual Report

Manager’s Discussion

During the year under review, top contributors to performance included investments in F&C Asset Management, and insurers Ageas and CNO Financial.

London-based F&C Asset Management is a diversified investment management group that offers equity, fixed income, money market and real estate products to retail and institutional investors and also has specialist expertise in other investment offerings. Shares of the company’s stock performed well. We initially invested in F&C Asset Management to capitalize on a restructuring opportunity following the company’s spin-out from insurer Friends Provident. Management has focused on diversifying product offerings, which had historically been dominated by low fee earning insurance funds, into wholesale, institutional and retail accounts that generate higher fees and provide better margins. In 2011, a new management team led by an activist investor took over and has executed well on a cost-cutting and restructuring plan, which improved earnings per share and led to increasingly positive investor sentiment.

Ageas, formerly known as Fortis, is a diversified insurance company with operations in Belgium, the U.K. and Asia. The company has stabilized its balance sheet and lowered its earnings volatility by resolving issues associated with its government rescue in 2008. Recent earnings were generally favorable, with better-than-expected results in its non-life segments and Asian life segments. Within the property and casualty business, improvement in underwriting practices contributed to strong third-quarter results. From our perspective, Ageas monetized its legacy assets more quickly and at better prices than the market had anticipated. In addition, management remained focused on streamlining the company and simplifying the investment story.

CNO Financial, a diversified life insurance company focusing on protection products for the less affluent senior and middle-income markets, contributed to portfolio performance in 2012. During the year, the insurer announced a complete recapitalization, which we view as a positive move as it is likely to enhance operating earnings and reduce the cost of debt. A new management team that took control in 2007 improved operational performance, rationalized business structures and fortified the balance sheet. CNO has been generating significant cash flow from its insurance subsidiaries, which we believe could continue to be applied toward paying down debt and buying back stock at a discount to book value. We continue to see upside potential in our investment as management’s moves over recent years appear, in our view, to have improved the outlook for profitability.

Annual Report | 7

Several holdings had a negative effect on Fund performance. Key detractors from performance included Norwegian bourse Oslo Bors VPS Holding, South Korean banking group Hana Financial Group and Greek exchange operator Hellenic Exchanges.

Shares of Norwegian exchange operator Oslo Bors declined during 2012. The company’s shares were hurt during the year by continued lackluster trading volumes, overall economic headwinds in Europe, and the surprise decision by Norway’s Financial Supervisory Authority to advise the Finance Ministry to reject the company’s plans to list its shares on an exchange. A share listing would have generated greater liquidity and potentially attracted a broader investor base. However, in our view, Oslo Bors continues to boast a strong balance sheet, trades at a modest multiple of earnings, and has a robust dividend yield and a strong competitive position.

Hana Financial, like many other South Korean firms, lagged the rest of the banking universe during the broad rally in the financials sector. Late in the year, South Korean banks as a group were trading at price-to-book multiples similar to those of their European peers but did not face many of the same issues as banks in Europe, in our view. We believe the market has failed to recognize Hana’s intrinsic value as a well-capitalized and provisioned firm. Further, we believe there will be industry consolidation, a potentially positive catalyst in the medium term.

Greek stock exchange operator Hellenic Exchanges continued to be affected by dislocation in the European markets, particularly the ongoing debt crisis and market uncertainty regarding a sovereign Greek debt default and its implications for the private sector. Cautious investor sentiment affected Hellenic Exchanges’ operations, contributing to diminished liquidity and transaction volumes on its exchanges. We sold this position during the year.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

8 | Annual Report

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and South Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Annual Report | 9

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

16 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2012

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests 87.9%			
Capital Markets 5.6%			
The Blackstone Group LP	United States	132,792	$ 2,070,227
F&C Asset Management PLC	United Kingdom	4,385,648	7,284,894
Morgan Stanley	United States	199,300	3,810,616
Sun Hung Kai & Co. Ltd.	Hong Kong	3,042,704	1,974,750
UBS AG	Switzerland	245,619	3,829,118
			18,969,605
Commercial Banks 22.0%			
[a,b] AB&T Financial Corp.	United States	226,100	158,270
Aozora Bank Ltd.	Japan	2,950,341	9,058,925
Associated Banc-Corp.	United States	315,352	4,137,418
[a,c] The Bankshares Inc.	United States	456,903	1,888,709
Barclays PLC	United Kingdom	604,684	2,625,872
[a,c] Bond Street Holdings LLC, A, 144A	United States	206,369	4,020,759
[a,c] Capital Bank Financial Corp., A, 144A	United States	42,649	691,617
[a,c] Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	2,481,465
[a] CIT Group Inc.	United States	87,470	3,379,841
[c] First Southern Bancorp Inc.	United States	110,792	567,033
[a] Guaranty Bancorp	United States	1,333,807	2,600,924
Hana Financial Group Inc.	South Korea	143,270	4,674,015
HSBC Holdings PLC	United Kingdom	382,550	4,054,852
KB Financial Group Inc.	South Korea	157,693	5,618,973
[a] Korea Exchange Bank	South Korea	528,130	3,783,565
PNC Financial Services Group Inc.	United States	84,290	4,914,950
Southern National Bancorp of Virginia Inc.	United States	547,560	4,380,479
State Bank Financial Corp.	United States	200,000	3,176,000
Wells Fargo & Co.	United States	196,250	6,707,825
West Coast Bancorp	United States	237,760	5,266,384
[a,c] West Coast Bancorp, wts., C, 10/23/16	United States	6,964	845,778
			75,033,654
Consumer Finance 2.3%			
[a] Comdisco Holding Co. Inc.	United States	103	514
Samsung Card Co. Ltd.	South Korea	120,080	4,120,680
White River Capital Inc.	United States	172,799	3,671,978
			7,793,172
Diversified Financial Services 9.7%			
Citigroup Inc.	United States	65,609	2,595,492
First Pacific Co. Ltd.	Hong Kong	7,515,469	8,281,295
[a] ING Groep NV	Netherlands	673,753	6,397,594
JPMorgan Chase & Co.	United States	74,040	3,255,539
NYSE Euronext	United States	176,121	5,554,856
Oslo Bors VPS Holding ASA	Norway	911,000	7,055,649
			33,140,425
Household Durables 1.2%			
[a] The Berkeley Group Holdings PLC	United Kingdom	144,564	4,155,495

Annual Report | 21

Mutual Financial Services Fund

Statement of Investments, December 31, 2012 (continued)

22 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2012 (continued)

Mutual Financial Services Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2012

Class Z:	
Net assets, at value	$ 86,518,796
Shares outstanding	6,367,496
Net asset value and maximum offering price per share	$13.59
Class A:	
Net assets, at value	$ 184,680,793
Shares outstanding	13,542,087
Net asset value per share[a]	$13.64
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.47
Class B:	
Net assets, at value	$ 351,505
Shares outstanding	25,923
Net asset value and maximum offering price per share[a]	$13.56
Class C:	
Net assets, at value	$ 69,045,740
Shares outstanding	5,071,449
Net asset value and maximum offering price per share[a]	$13.61

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual Financial Services Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

30 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability

Annual Report | 31

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

32 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counter-party has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $2,419,746 and the aggregate value of collateral pledged for such contracts was $1,702,719.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 7 and 9 regarding investment transactions and other derivative information, respectively.

Annual Report | 33

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2012, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according

34 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 35

Mutual Financial Services Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

36 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Annual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2012, the Fund paid transfer agent fees of $857,026, of which $490,551 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2012, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

38 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Annual Report | 39

Mutual Financial Services Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $37,910,403 and $72,327,255, respectively.

Transactions in options written during the year ended December 31, 2012, were as follows:

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Mutual Financial Services Fund

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,022,003	Unrealized depreciation on forward exchange contracts / Net assets consist of - net unrealized appreciation (depreciation)	$3,464,767[a]

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$831,888	$(4,915,590)

Annual Report | 41

Mutual Financial Services Fund

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

See Note 1(c) regarding derivative financial instruments.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

42 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $87,335,602 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Annual Report | 43

Mutual Financial Services Fund

Notes to Financial Statements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2012, the reconciliation of assets, is as follows:

44 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments as of December 31, 2012, are as follows:

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in commercial banks companies are the price to tangible book multiple, a discount for lack of marketability and stock price volatility. A significant and reasonable increase or decrease in the price to tangible book multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

A significant and reasonable increase or decrease in the stock price volatility would not result in a significant increase or decrease in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in diversified financial services companies are the cost of equity, long-term revenue growth rate and long-term pretax operating margin. A significant and reasonable increase or decrease in the cost of equity would result in a significant decrease or increase in the fair value measurement.

A significant and reasonable increase or decrease in the long-term revenue growth rate or pretax operating margin would result in a significant increase or decrease in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in insurance companies are the price to book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to book multiple would not result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

Annual Report | 45

Mutual Financial Services Fund

Notes to Financial Statements (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

46 | Annual Report

Mutual Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund (the “Fund”), (one of the Funds constituting the Franklin Mutual Series Funds) including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Annual Report | 47

Mutual Financial Services Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 44.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,690,612 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

48 | Annual Report

Mutual Financial Services Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Annual Report | 49

50 | Annual Report

Annual Report | 51

52 | Annual Report

Annual Report | 53

Mutual Financial Services Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

479 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

GLOBAL

Mutual Global Discovery Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

| 1

Annual Report

Mutual Global Discovery Fund

Your Fund’s Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call

(800) 342-5236 for most recent month-end performance.

This annual report for Mutual Global Discovery Fund covers the fiscal year ended December 31, 2012.

Performance Overview

Mutual Global Discovery Fund – Class Z delivered a +13.64% total return for the 12 months ended December 31, 2012. The Fund underperformed the +16.54% total return of the MSCI World Index, which tracks stock performance in global developed markets, and the +16.00% total return of the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Global developed country stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with what appear to be healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended

6 | Annual Report

to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially, and many times operationally, troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Three particularly strong performers during the year were Hong Kong-based real estate investment trust (REIT) The Link REIT, Hong Kong-based conglomerate Jardine Matheson Holdings and U.S.-based drugstore chain and pharmacy benefits manager CVS Caremark.

The Link REIT owns and manages a portfolio of various retail and car park properties that were once owned and inefficiently managed by Hong Kong’s government. However, privatization led to better management and a modernization of the properties. An enhancement program to improve the quality of The Link’s retail offerings has contributed to rising income yields from portfolio properties. Low interest rates and a dividend based on the steady income stream from underlying non-discretionary retail properties, which make up the majority of The Link’s portfolio, combined to contribute to the higher share price. During the year, we trimmed the Fund’s position as shares approached our estimate of their intrinsic value.

Annual Report | 7

Although Jardine Matheson Holdings reported lower profits for the first half of the year, our position in the holding company was a top contributor to the Fund's performance in 2012. The company has a strong suite of businesses and our analyses showed the stock continued to trade at what we viewed as reasonable valuations. In addition, we believe its complex cross-shareholding structure with Jardine Strategic Holdings and its holding company status have created a discount on the company’s shares. In our view, management has remained efficient and focused on adding to shareholder value.

CVS Caremark is a U.S.-based retail drug store operator and pharmacy benefit manager. We believe that an aging U.S. population, the upcoming expansion of health care coverage, and the trend of chain drugstores taking market share from independents are all favorable trends contributing to growth prospects for CVS Caremark. The company has generated strong free cash flow and management remains disciplined about returning cash to shareholders, as demonstrated by an authorized buyback plan and a substantial dividend increase announced in the second half of 2012.

During the 12 months under review, some of the Fund’s investments negatively affected Fund performance. Key detractors from performance included U.S. energy company Exelon and French firms Eutelsat Communications, a satellite provider, and utility GDF Suez.

Exelon, an integrated electric utility, detracted from performance as operations were negatively affected by a challenging pricing environment, unseasonably warm weather, and storm costs throughout the year. Despite the short-term challenges, we saw attractive potential in Exelon’s clean power generation and regulated entities in the Midwest, eastern Pennsylvania and metro D.C. areas. Exelon stock also provided the Fund with an attractive dividend yield during the year.

France-based satellite communications services company Eutelsat Communications announced fiscal third-quarter revenues that fell short of analyst estimates, due in part to a lack of satellite capacity in regions sought by the U.S. Department of Defense, which leases transponders from Eutelsat. However, the acquisition of one satellite and the launch of two additional satellites in 2012 increased the company’s available capacity, potentially contributing to revenue growth. Despite Eutelsat shares’ near-term weakness, we believe they remained undervalued given the continued growth in the core video services business and the incremental capacity that the company has coming online. We will continue monitoring the company’s fundamentals and strategy closely.

France-based natural gas and electricity supplier GDF Suez experienced a challenging 2012. Lower power prices across Europe, uncertainties surrounding future French gas tariff increases and concerns about the company’s ability to sustain its dividend all weighed on the stock price. Management’s repeated assurances regarding dividend policy helped stabilize shares, albeit at historically low levels. As long-term investors, we continued to see GDF Suez as a stock offering an attractive combination of above average growth prospects arising from large and growing power generation activities outside Europe, strong positioning in the global liquefied natural gas supply chain, a solid balance sheet and a high dividend yield.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Global Discovery Fund. We look forward to serving your future investment needs.

Annual Report | 9

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Peter Langerman has been portfolio manager for Mutual Global Discovery Fund since 2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Mutual Series investment group and assumed assistant portfolio manager responsibilities for Mutual Global Discovery Fund in 2010. Mr. Rankin had previously worked at Mutual Series from 1997 through 2004. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

Mutual Global Discovery Fund

Financial Highlights

Class Z	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$27.47	$29.54	$27.03	$22.54	$32.45
Income from investment operations[a]:					
Net investment income[b]	0.56	0.61	0.53[c]	0.18[d]	0.51
Net realized and unrealized gains (losses)	3.21	(1.46)	2.55	4.62	(9.11)
Total from investment operations	3.77	(0.85)	3.08	4.80	(8.60)
Less distributions from:					
Net investment income	(0.57)	(0.55)	(0.57)	(0.30)	(0.44)
Net realized gains	(2.02)	(0.67)	—	(0.01)	(0.87)
Total distributions	(2.59)	(1.22)	(0.57)	(0.31)	(1.31)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$28.65	$27.47	$29.54	$27.03	$22.54
Total return	13.64%	(2.68)%	11.37%	21.31%	(26.55)%
Ratios to average net assets					
Expenses[g]	1.02%	1.01%	1.04%	1.12%[h]	1.02%[h]
Expenses incurred in connection with securities sold short	—%[i]	—%[i]	0.02%	0.09%	—%[i]
Net investment income	1.89%	2.11%	1.89%[c]	0.75%[d]	1.81%
Supplemental data					
Net assets, end of year (000's)	$7,417,041	$7,159,033	$7,210,122	$5,897,681	$3,490,622
Portfolio turnover rate	24.65%	33.60%	37.76%	37.26%	25.23%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.

[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

	Year Ended December 31,				
Class A	2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$27.14	$29.19	$26.72	$22.30	$32.09
Income from investment operations[a]:					
Net investment income[b]	0.46	0.52	0.44[c]	0.11[d]	0.43
Net realized and unrealized gains (losses)	3.17	(1.44)	2.52	4.55	(8.99)
Total from investment operations	3.63	(0.92)	2.96	4.66	(8.56)
Less distributions from:					
Net investment income	(0.48)	(0.46)	(0.49)	(0.23)	(0.36)
Net realized gains	(2.02)	(0.67)	—	(0.01)	(0.87)
Total distributions	(2.50)	(1.13)	(0.49)	(0.24)	(1.23)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$28.27	$27.14	$29.19	$26.72	$22.30
Total return[g]	13.34%	(2.99)%	11.08%	20.89%	(26.73)%
Ratios to average net assets					
Expenses[h]	1.32%	1.31%	1.34%	1.42%[i]	1.30%[i]
Expenses incurred in connection with securities sold short	—%[j]	—%[j]	0.02%	0.09%	—%[j]
Net investment income	1.59%	1.81%	1.59%[c]	0.45%[d]	1.53%
Supplemental data					
Net assets, end of year (000's)	$7,977,279	$7,617,500	$8,122,714	$7,259,737	$5,900,616
Portfolio turnover rate	24.65%	33.60%	37.76%	37.26%	25.23%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.

[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.82	$28.71	$26.24	$21.89	$31.46
Income from investment operations[a]:					
Net investment income (loss)[b]	0.30	0.32	0.25[c]	(0.05)[d]	0.23
Net realized and unrealized gains (losses)	3.08	(1.40)	2.45	4.45	(8.79)
Total from investment operations	3.38	(1.08)	2.70	4.40	(8.56)
Less distributions from:					
Net investment income	—	(0.14)	(0.23)	(0.04)	(0.14)
Net realized gains	(2.02)	(0.67)	—	(0.01)	(0.87)
Total distributions	(2.02)	(0.81)	(0.23)	(0.05)	(1.01)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$28.18	$26.82	$28.71	$26.24	$21.89
Total return[g]	12.53%	(3.65)%	10.29%	20.08%	(27.28)%
Ratios to average net assets					
Expenses[h]	2.02%	2.01%	2.04%	2.11%[i]	2.02%[i]
Expenses incurred in connection with securities sold short	—%[j]	—%[j]	0.02%	0.09%	—%[j]
Net investment income (loss)	0.89%	1.11%	0.89%[c]	(0.24)%[d]	0.81%
Supplemental data					
Net assets, end of year (000's)	$7,416	$45,696	$99,734	$147,419	$160,174
Portfolio turnover rate	24.65%	33.60%	37.76%	37.26%	25.23%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.

[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.95	$28.97	$26.53	$22.16	$31.84
Income from investment operations[a]:					
Net investment income (loss)[b]	0.25	0.32	0.24[c]	(0.06)[d]	0.23
Net realized and unrealized gains (losses)	3.14	(1.42)	2.49	4.51	(8.89)
Total from investment operations	3.39	(1.10)	2.73	4.45	(8.66)
Less distributions from:					
Net investment income	(0.27)	(0.25)	(0.29)	(0.07)	(0.15)
Net realized gains	(2.02)	(0.67)	—	(0.01)	(0.87)
Total distributions	(2.29)	(0.92)	(0.29)	(0.08)	(1.02)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$28.05	$26.95	$28.97	$26.53	$22.16
Total return[g]	12.53%	(3.64)%	10.26%	20.07%	(27.27)%
Ratios to average net assets					
Expenses[h]	2.02%	2.01%	2.04%	2.12%[i]	2.01%[i]
Expenses incurred in connection with securities sold short	—%[j]	—%[j]	0.02%	0.09%	—%[j]
Net investment income (loss)	0.89%	1.11%	0.89%[c]	(0.25)%[d]	0.82%
Supplemental data					
Net assets, end of year (000's)	$2,222,484	$2,268,995	$2,587,189	$2,460,205	$1,978,793
Portfolio turnover rate	24.65%	33.60%	37.76%	37.26%	25.23%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.

[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.89	$28.93	$26.50	$22.12	$31.85
Income from investment operations[a]:					
Net investment income[b]	0.39	0.46	0.38[c]	0.06[d]	0.36
Net realized and unrealized gains (losses)	3.14	(1.42)	2.49	4.52	(8.92)
Total from investment operations	3.53	(0.96)	2.87	4.58	(8.56)
Less distributions from:					
Net investment income	(0.42)	(0.41)	(0.44)	(0.19)	(0.30)
Net realized gains	(2.02)	(0.67)	—	(0.01)	(0.87)
Total distributions	(2.44)	(1.08)	(0.44)	(0.20)	(1.17)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$27.98	$26.89	$28.93	$26.50	$22.12
Total return[g]	13.09%	(3.17)%	10.84%	20.72%	(26.92)%
Ratios to average net assets					
Expenses[h]	1.52%	1.51%	1.54%	1.62%[i]	1.52%[i]
Expenses incurred in connection with securities sold short	—%[j]	—%[j]	0.02%	0.09%	—%[j]
Net investment income	1.39%	1.61%	1.39%[c]	0.25%[d]	1.31%
Supplemental data					
Net assets, end of year (000's)	$458,124	$434,893	$422,042	$335,702	$206,858
Portfolio turnover rate	24.65%	33.60%	37.76%	37.26%	25.23%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 88.0%			
Aerospace & Defense 1.1%			
Raytheon Co.	United States	1,967,208	$ 113,232,492
Safran SA	France	1,826,327	79,071,606
			192,304,098
Auto Components 0.1%			
[a,b] International Automotive Components Group Brazil LLC	Brazil	3,819,425	599,917
[a,b,c] International Automotive Components Group North America, LLC	United States	26,272,706	13,432,972
			14,032,889
Automobiles 0.6%			
[a] General Motors Co.	United States	3,781,830	109,030,159
Beverages 2.5%			
Coca-Cola Enterprises Inc.	United Kingdom	5,537,322	175,699,227
Dr. Pepper Snapple Group Inc.	United States	2,121,923	93,746,558
Pernod Ricard SA	France	1,604,117	186,061,690
			455,507,475
Capital Markets 2.1%			
Morgan Stanley	United States	8,804,610	168,344,143
UBS AG	Switzerland	13,274,896	206,951,184
			375,295,327
Chemicals 0.7%			
[a,d,e] Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Linde AG	Germany	729,354	127,565,265
			127,565,265
Commercial Banks 6.7%			
Barclays PLC	United Kingdom	19,032,051	82,647,690
BNP Paribas SA	France	3,078,332	175,202,999
[a,b] Capital Bank Financial Corp., A, 144A	United States	866,477	14,051,224
[a,b] Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	48,332,370
[a] CIT Group Inc.	United States	2,388,674	92,298,363
HSBC Holdings PLC	United Kingdom	22,629,178	239,858,746
KB Financial Group Inc.	South Korea	3,303,039	117,695,064
PNC Financial Services Group Inc.	United States	3,118,000	181,810,580
Wells Fargo & Co.	United States	7,620,708	260,475,800
			1,212,372,836
Communications Equipment 1.1%			
Cisco Systems Inc.	United States	7,847,650	154,206,323
[a,f] Research In Motion Ltd.	Canada	3,845,630	45,686,084
			199,892,407
Computers & Peripherals 0.6%			
Hewlett-Packard Co.	United States	7,397,210	105,410,243
Construction & Engineering 0.9%			
Vinci SA	France	3,281,974	157,975,630
Construction Materials 0.2%			
CRH PLC	Ireland	2,038,247	41,438,997

Annual Report | 23

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 (continued)

24 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | 25

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 (continued)

26 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | 27

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[h]Wind Acquisition Finance SA, 144A,			
first lien, 7.375%, 2/15/18	Italy	4,412,000 EUR	$ 5,854,824
senior note, 7.25%, 2/15/18	Italy	4,409,000	4,453,090
senior secured note, 11.75%, 7/15/17	Italy	3,970,000	4,178,425
senior secured note, 7.375%, 2/15/18	Italy	4,555,000 EUR	6,044,589
third lien, 11.75%, 7/15/17	Italy	9,316,000 EUR	12,938,797
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $671,028,655)			641,652,743
Corporate Notes in Reorganization 0.6%			
[h,l]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	99,152,000	107,332,040
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,869	—
Total Corporate Notes in Reorganization (Cost $101,115,059)			107,332,040
		Shares	
Companies in Liquidation 0.0%[†]			
[a]Adelphia Recovery Trust	United States	45,477,593	45,477
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	5,538,790	166,164
[a,b]AET&D Holdings No. 1 Pty. Ltd.	Australia	14,532,996	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,d,e]NewPage Corp. Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,d,e]Tribune Litigation Trust, Contingent Distribution	United States	1,285,023	—
Total Companies in Liquidation (Cost $4,727,235)			211,641
		Principal Amount*	
Asset-Backed Securities 0.1%			
Airlines 0.1%			
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	1,800,862	1,908,914
American Airlines Pass Through Trust,			
2009-1A, 10.375%, 7/02/19	United States	2,862,602	2,993,209
2011-2A, 8.625%, 4/15/23	United States	11,936,850	12,406,863
Total Asset-Backed Securities (Cost $17,442,486)			17,308,986
Total Investments before Short Term Investments (Cost $14,224,602,107)			16,686,566,135
Short Term Investments 7.8%			
U.S. Government and Agency Securities 7.5%			
[m]FHLB, 1/02/13	United States	8,900,000	8,900,000
[m,n]U.S. Treasury Bills, 1/03/13 - 6/20/13	United States	1,350,600,000	1,350,414,372
Total U.S. Government and Agency Securities (Cost $1,359,104,027)			1,359,314,372

28 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares	Value
Total Investments before Money Market Funds (Cost $15,583,706,134)			$18,045,880,507
[o] **Investments from Cash Collateral Received for Loaned Securities (Cost $47,538,267) 0.3%**			
Money Market Funds 0.3%			
[p] BNY Mellon Overnight Government Fund, 0.191%	United States	47,538,267	47,538,267
Total Investments (Cost $15,631,244,401) 100.1%			18,093,418,774
Other Assets, less Liabilities (0.1)%			(11,074,137)
Net Assets 100.0%			$18,082,344,637

[†] Rounds to less than 0.1% of net assets.

[*] The principal amount is stated in U.S. dollars unless otherwise indicated.

[a] Non-income producing.

[b] See Note 10 regarding restricted securities.

[c] At December 31, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d] Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[e] Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $21,114,157, representing 0.12% of net assets.

[f] A portion or all of the security is on loan at December 31, 2012. See Note 1(e).

[g] See Note 12 regarding holdings of 5% voting securities.

[h] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2012, the aggregate value of these securities was $384,438,585, representing 2.13% of net assets.

[i] Income may be received in additional securities and/or cash.

[j] The coupon rate shown represents the rate at period end.

[k] See Note 1(f) regarding senior floating rate interests.

[l] See Note 8 regarding credit risk and defaulted securities.

[m] The security is traded on a discount basis with no stated coupon rate.

[n] Security or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2012, the aggregate value of these securities pledged as collateral was $101,066,055, representing 0.56% of net assets.

[o] See Note 1(e) regarding securities on loan.

[p] The rate shown is the annualized seven-day yield at period end.

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts						
EUR/USD	Short	2,607	$697,217,300	3/18/13	$ —	$(11,723,165)
GBP/USD	Short	3,156	320,334,000	3/18/13	—	(3,092,386)
Unrealized appreciation (depreciation)					—	(14,815,551)
Net unrealized appreciation (depreciation)						$(14,815,551)

Annual Report | 29

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 (continued)

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Mutual Global Discovery Fund

Statement of Investments, December 31, 2012 *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	HAND	Sell	67,129,399	$ 68,015,290	3/18/13	$ 541,344	$ —
Euro	DBFX	Sell	156,364,543	201,822,863	4/16/13	—	(4,714,784)
Euro	FBCO	Sell	157,119,095	202,902,578	4/16/13	—	(4,631,736)
Euro	BANT	Sell	34,324,280	44,647,606	4/16/13	—	(690,396)
Euro	HAND	Sell	5,477,668	7,107,945	4/16/13	—	(127,356)
Euro	SCBT	Sell	5,559,722	7,244,143	4/16/13	—	(99,542)
Euro	BANT	Sell	3,314,480	4,390,758	4/16/13	12,752	—
Euro	DBFX	Sell	6,628,960	8,769,385	4/16/13	13,373	—
Euro	SCBT	Sell	6,628,959	8,766,964	4/16/13	10,953	—
Euro	HSBC	Sell	3,246,754	4,316,884	4/16/13	28,336	—
Euro	HAND	Sell	3,246,753	4,323,376	4/16/13	34,829	—
British Pound	BBU	Sell	132,655,506	210,794,759	4/19/13	—	(4,691,674)
British Pound	BANT	Sell	19,578,177	31,436,061	4/19/13	—	(366,852)
British Pound	DBFX	Sell	7,016,477	11,304,315	4/19/13	—	(93,294)
British Pound	FBCO	Sell	5,609,518	9,023,263	4/19/13	—	(88,874)
British Pound	SCBT	Sell	3,928,812	6,320,889	4/19/13	—	(61,098)
British Pound	BANT	Sell	794,128	1,290,880	4/19/13	894	—
British Pound	FBCO	Sell	124,816,998	198,334,209	5/21/13	—	(4,394,761)
Unrealized appreciation (depreciation)						2,261,208	(133,281,028)
Net unrealized appreciation (depreciation)							$(131,019,820)

See Abbreviations on page 54.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Global Discovery Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

36 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities

Annual Report | 37

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

38 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $108,076,960 and the aggregate value of collateral pledged for such contracts was $83,525,281.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

Annual Report | 39

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

40 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 41

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

42 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

Annual Report | 43

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

44 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2012, the Fund paid transfer agent fees of $29,772,128, of which $12,002,571 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2012, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

Annual Report | 45

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

46 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $107,332,040, representing 0.59% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report | 47

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES (continued)

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/Units Shares	Issuer	Acquisition Dates	Cost	Value
14,532,996	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ —	$ —
10,869	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12 . . .	7/01/10 - 11/30/12	10,869	—
866,477	Capital Bank Financial Corp., A, 144A	12/16/09 - 7/02/10	17,329,540	14,051,224
2,980,444	Capital Bank Financial Corp., B, 144A, non-voting	12/16/09 - 7/02/10	59,608,880	48,332,370
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,048,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	7,620,000	5,949,391
566,317	Imagine Group Holdings Ltd.	8/31/04	5,799,936	6,535,921
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	599,917
26,272,706	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	25,868,940	13,432,972
583,268	[a]NewPage Holdings Inc.	5/05/11 - 8/16/11	125,715,049	55,877,074
47,160	Olympus Re Holdings Ltd.	12/19/01	4,429,462	—
965,735	[b]Realogy Holdings Corp.	10/12/12	32,834,990	38,496,129
989,868	[a]Tribune Co., A	7/18/11 - 6/07/12	42,145,610	42,145,610
606,923	[a]Tribune Co., B	7/18/11 - 6/07/12	25,840,961	25,840,961
	Total Restricted Securities (Value is 1.39% of Net Assets)		$349,740,735	$251,261,569

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $— as of December 31, 2012.

[b]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $44,018,152 as of December 31, 2012.

11. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$2,261,208	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$148,096,579[a]

48 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Annual Report | 49

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $5,245,015,896 from Level 1 to Level 2 within the fair value hierarchy.

50 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

14. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Aerospace & Defense	$ 113,232,492	$ 79,071,606	$ —	$ 192,304,098
Auto Components	—	—	14,032,889	14,032,889
Beverages	269,445,785	186,061,690	—	455,507,475
Chemicals	—	127,565,265	—[b]	127,565,265
Commercial Banks	652,279,807	497,709,435	62,383,594	1,212,372,836
Construction & Engineering	—	157,975,630	—	157,975,630
Construction Materials	—	41,438,997	—	41,438,997
Diversified Financial Services	507,808,896	239,659,733	5,949,391	753,418,020
Diversified Telecommunication Services	—	142,529,224	636,386[b]	143,165,610
Electrical Equipment	—	146,889,866	—	146,889,866
Food & Staples Retailing	492,742,019	364,403,948	—	857,145,967
Hotels, Restaurants & Leisure	—	195,343,389	—	195,343,389
Industrial Conglomerates	—	613,285,828	—	613,285,828
Insurance	1,344,985,114	—	6,535,921[b]	1,351,521,035
Media	527,951,353	544,319,354	—	1,072,270,707
Metals & Mining	—	197,130,783	—	197,130,783
Multi-Utilities	—	145,285,761	—	145,285,761
Oil, Gas & Consumable Fuels	930,396,403	568,530,328	—	1,498,926,731
Paper & Forest Products	—	55,877,074	—	55,877,074
Real Estate Management & Development	62,503,687	—	58,973,900	121,477,587
Specialty Retail	—	80,082,333	—	80,082,333
Tobacco	487,595,152	650,508,653	—	1,138,103,805
Wireless Telecommunication Services	—	335,210,644	—	335,210,644
All Other Equity Investments[c]	5,013,728,395	—	—	5,013,728,395
Corporate Bonds, Notes and Senior Floating Rate Interests	—	641,652,743	—	641,652,743
Corporate Notes in Reorganization	—	107,332,040	—[b]	107,332,040
Companies in Liquidation	—	211,641	—[b]	211,641
Asset-Backed Securities	—	17,308,986	—	17,308,986
Short Term Investments	1,350,414,372	56,438,267	—	1,406,852,639
Total Investments in Securities	$11,753,083,475	$6,191,823,218	$148,512,081	$18,093,418,774

Annual Report | 51

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2012, the reconciliation of assets is as follows:

52 | Annual Report

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in commercial banks companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would not result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs would not materially impact the net assets of the Fund.

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU

No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

Annual Report | 53

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

54 | Annual Report

Mutual Global Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Global Discovery Fund (the “Fund”) (one of the Funds constituting the Franklin Mutual Series Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Global Discovery Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Annual Report | 55

Mutual Global Discovery Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,056,054,796 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $154,246,645 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 42.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $432,930,463 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $56,254,039 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

56 | Annual Report

Mutual Global Discovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Annual Report | 57

58 | Annual Report

Annual Report | 59

60 | Annual Report

Annual Report | 61

Mutual Global Discovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

62 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

MUTUAL GLOBAL DISCOVERY FUND

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

477 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

Mutual International Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

| 1

Annual Report

Mutual International Fund

Your Fund’s Goals and Main Investments: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance data represent past

performance, which does not

guarantee future results.

Investment return and principal

value will fluctuate, and you may

have a gain or loss when you sell

your shares. Current performance

may differ from figures shown.

Please visit franklintempleton.com

or call (800) 342-5236 for most

recent month-end performance.

This annual report for Mutual International Fund covers the fiscal year ended December 31, 2012.

Performance Overview

Mutual International Fund – Class Z delivered a +16.30% cumulative total return for the 12 months ended December 31, 2012. The Fund underperformed the +17.31% total return of its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada.1 You can find other Fund performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Global developed country stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

Annual Report | 5

system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with what appear to be healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially, and many times operationally, distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Three particularly strong performers during the year under review were Germany-based tire and automotive components manufacturer Continental, Chinese media advertising firm Sinomedia Holding and Belgium-headquartered diversified insurer Ageas.

Despite some regional softness in auto sales, Continental’s strong, relevant and diverse product lineup kept its prospects looking positive, in our view. The company managed to improve operational performance and continued to strengthen its balance sheet, in part by reducing net debt. We believe Continental is one of the better positioned global auto suppliers due to its focus on fuel efficiency, carbon dioxide emissions reduction, vehicle electronics and technology solutions for global automotive original equipment manufacturers.

Sinomedia Holding is a Beijing-based company that provides nationwide advertising coverage and campaign planning for advertisers. Amid rising consumer demand in China, companies increased the advertising of their products and services, and we believe Sinomedia stands to benefit. In our assessment, Sinomedia, with its primary focus on television advertising, continues to trade at attractive multiples with considerable cash on the balance sheet and an attractive dividend payout to investors.

Annual Report | 7

Ageas, formerly known as Fortis, is a diversified insurance company with operations in Belgium, the U.K. and Asia. The company has stabilized its balance sheet and lowered its earnings volatility by resolving issues associated with its government rescue in 2008. Recent earnings were generally favorable, with better-than-expected results in its non-life segments and Asian life segments. Within the property and casualty business, improvement in underwriting practices contributed to strong third-quarter results. From our perspective, Ageas monetized its legacy assets more quickly and at better prices than the market had anticipated. In addition, management remained focused on streamlining the company and simplifying the investment story.

Despite the Fund’s positive performance during the year, there were a few disappointments in the portfolio. Among the top detractors from performance were integrated industrial fishing company China Fishery Group, Hong Kong-based flavor and fragrance producer Huabao International Holdings and Germany-based retailer Metro.

The market was concerned about China Fishery Group’s declining returns on its asset base. The company appeared to have used cash to build its fleet, but the expenditures did not result in substantial revenue improvements or increased efficiency. Late in the period, investors were surprised by the Russian government’s announcement that it wanted fish caught in Russian waters to be processed within the country. The ramifications of the announcement remained unclear, and the government also stated its desire for companies such as China Fishery Group to continue contracting with Russian fleets. However, cash collections did improve during the year as a result of better working capital management. We believe the company remained an attractive investment at recent valuations.

Huabao produces flavors, fragrances and reconstituted tobacco leaves (RTL). The RTL business helps Chinese tobacco companies reduce their products’ tar content while maintaining taste. The stock’s performance was hindered by unproven allegations of financial irregularities. Our analysis of the company’s financial statements did not raise such concerns. The company remained well capitalized, with net cash making up a quarter of its balance sheet, generated significant free cash flow and expanded its RTL business.

Metro operates wholesale stores, hypermarkets, department stores and specialty retail stores under a variety of brands and is one of the world’s largest retailers by revenue. The company had a rocky 2012 as consumer spending headwinds persisted following its Christmas 2011 profit warning. The restructuring of its Cash & Carry business has taken longer than anticipated and the company’s consumer electronics operations continued to face pressure from weak economic growth in southern Europe. However, Metro’s department store operations continued to gain market share and its asset disposal plan

8 | Annual Report

remained on track as the company announced the sale of its Real hypermar-kets in central Europe late in the year. Management continued to reduce debt and the stock offered what we believe to be a sustainable dividend yield of approximately 6% at the end of 2012. We remain patient as the company continues its turnaround.

During the year, the Fund held currency forwards to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual International Fund. We look forward to serving your future investment needs.

Annual Report | 9

Philippe Brugere-Trelat has been a co-portfolio manager for Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005 and as portfolio manager for Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Mutual International Fund since 2009. He has also served as lead portfolio manager for Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain nonroutine expenses) until 4/30/13.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2013 Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual International Fund

Statement of Investments, December 31, 2012

22 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | 23

Mutual International Fund

Statement of Investments, December 31, 2012 (continued)

24 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2012 (continued)

Annual Report | 25

Mutual International Fund

Statement of Investments, December 31, 2012 (continued)

26 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2012

Class Z:	
Net assets, at value	$10,354,310
Shares outstanding	762,663
Net asset value and maximum offering price per share	$13.58
Class A:	
Net assets, at value	$18,220,806
Shares outstanding	1,345,884
Net asset value per share[a]	$13.54
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.37
Class C:	
Net assets, at value	$10,502,972
Shares outstanding	783,225
Net asset value and maximum offering price per share[a]	$13.41
Class R:	
Net assets, at value	$ 41,540
Shares outstanding	3,068
Net asset value and maximum offering price per share	$13.54

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual International Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair

32 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

Annual Report | 33

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate

34 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $704,115 and the aggregate value of collateral pledged for such contracts was $729,966.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2012, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 35

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

36 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Annual Report | 37

Mutual International Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

38 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2012, the Fund paid transfer agent fees of $48,484, of which $33,918 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those with expiration dates.

At December 31, 2012, the capital loss carryforwards were as follows:

Annual Report | 39

Mutual International Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $21,861,474 and $6,445,062, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of

40 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES (continued)

these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

For the year ended December 31, 2012, the average month end market value of derivatives represented 2.04% of average month end net assets. The average month end number of open derivative contracts for the year was 82.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 41

Mutual International Fund

Notes to Financial Statements (continued)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $23,844,415 from Level 1 to Level 2 within the fair value hierarchy.

42 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Aerospace & Defense	$ —	$ 579,076	$—	$ 579,076
Auto Components	—	541,888	—	541,888
Beverages	—	601,502	—	601,502
Capital Markets	733,500	265,091	—	998,591
Chemicals	306,200	1,381,094	—	1,687,294
Commercial Banks	1,171,146	1,597,812	—	2,768,958
Commercial Services & Supplies	—	532,210	—	532,210
Construction & Engineering	—	1,143,303	—	1,143,303
Construction Materials	—	442,396	—	442,396
Containers & Packaging	—	388,252	—	388,252
Diversified Consumer Services	—	440,523	—	440,523
Diversified Financial Services	439,643	617,993	—	1,057,636
Diversified Telecommunication Services	—	458,529	—	458,529
Electrical Equipment	—	473,653	—	473,653
Electronic Equipment, Instruments & Components	—	404,572	—	404,572
Food & Staples Retailing	403,910	1,552,981	—	1,956,891
Food Products	—	560,826	—	560,826
Health Care Providers & Services	—	454,554	—	454,554
Hotels, Restaurants & Leisure	822,888	1,198,784	—	2,021,672
Household Durables	387,114	286,731	—	673,845
Industrial Conglomerates	238,556	544,630	—	783,186
Insurance	1,385,125	3,448,493	—	4,833,618
Internet Software & Services	—	179,777	—	179,777
Machinery	—	827,372	—	827,372
Media	624,861	963,714	—	1,588,575
Metals & Mining	—	471,866	—	471,866
Multi-Utilities	—	351,873	—	351,873
Multiline Retail	1,314,777	260,710	—	1,575,487
Oil, Gas & Consumable Fuels	363,007	1,457,066	—	1,820,073
Pharmaceuticals	984,550	124,960	—	1,109,510
Specialty Retail	—	341,024	—	341,024
Tobacco	—	600,315	—	600,315
Wireless Telecommunication Services	451,868	350,845	—	802,713
All Other Equity Investments[b]	2,198,127	—	—	2,198,127
Companies in Liquidation	—	—	—[c]	—
Short Term Investments	2,099,704	—	—	2,099,704
Total Investments in securities	$13,924,976	$23,844,415	$—	$37,769,391
Forward Exchange Contracts	$ —	$ 329,662	$—	$ 329,662

Annual Report | 43

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

44 | Annual Report

Mutual International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual International Fund:

We have audited the accompanying statement of assets and liabilities of Mutual International Fund (the “Fund”) (one of the Funds constituting the Franklin Mutual Series Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual International Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Annual Report | 45

Mutual International Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $54,422 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $486,554 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class C and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

46 | Annual Report

Mutual International Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 47

Mutual International Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

48 | Annual Report

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52 | Annual Report

Mutual International Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual International Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

373 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

VALUE

Mutual Quest Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

 | 1

Annual Report

Mutual Quest Fund

Your Fund’s Goals and Main Investments: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Mutual Quest Fund covers the fiscal year ended December 31, 2012.

Performance Overview

Mutual Quest Fund – Class Z delivered a +12.57% cumulative total return for the 12 months ended December 31, 2012. The Fund underperformed the +16.00% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock market performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

The U.S. economy grew moderately in 2012, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year, and U.S. stocks, as measured by the S&P 500, as well as global developed country stocks, as measured by the MSCI World Index, made solid 12-month gains.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially, and many times operationally, distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

6 | Annual Report

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year under review, top contributors to performance included investments in Time Warner Cable (TWC), media company Tribune and insurer Ageas.

Despite a small disappointment in the company’s fiscal third-quarter results, the Fund’s investment in TWC produced strong results over the full year. During the year, TWC raised its quarterly dividend payment and share buy-back authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign what we considered to be an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Tribune Company is an American multimedia corporation with television, newspaper and radio interests which was taken private in a leveraged buy-out in 2007. At the time of our investment in the company’s debt, we saw value in the company’s various business interests and a potential catalyst in a tax-efficient asset sale or spin-off of its publishing division. While the company awaited Federal Communications Commission (FCC) approval of its reorganization plan, our investment contributed to Fund performance as operational results surpassed guidance in its 2012 business plan due to strong performance in its publishing division. After receiving regulatory approval from the FCC in November, Tribune emerged from Chapter 11 bankruptcy and secured a $1.1 billion senior secured term loan and a new, $300 million asset-based revolving credit facility. In exchange for our debt holdings, we received cash and equity, warrants and litigation certificates in the new firm.

Annual Report | 7

Ageas, formerly known as Fortis, is a diversified insurance company with operations in Belgium, the U.K. and Asia. The company has stabilized its balance sheet and lowered its earnings volatility by resolving issues associated with its government rescue in 2008. Recent earnings were generally favorable, with better-than-expected results in its non-life segments and Asian life segments. Within the property and casualty business, improvement in underwriting practices contributed to strong third-quarter results. From our perspective, Ageas monetized its legacy assets more quickly and at better prices than the market had anticipated. In addition, management remained focused on streamlining the company and simplifying the investment story.

Several holdings negatively affected the Fund’s performance during the year. Key detractors from performance included printing firm Vertis Holdings, utility GDF Suez, and natural gas company WPX Energy.

Vertis Holdings is a contract printer serving the direct marketing and advertising insert markets. The Fund purchased Vertis’ first lien senior secured debt at a slight discount to par value. This investment detracted from performance as Vertis’ earnings suffered from reduced volumes and extremely competitive pricing on contracts that came up for renewal during the year. The associated margin compression led cash flows to decline to levels approaching those that would trigger debt covenants. In an effort to achieve greater financial flexibility, Vertis reached a modification agreement with its creditors in April. In October, Vertis filed for Chapter 11 protection in U.S. bankruptcy court and sought court approval to sell its assets to printing company Quad/Graphics.

France-based natural gas and electricity supplier GDF Suez experienced a challenging 2012. Lower power prices across Europe, uncertainties surrounding future French gas tariff increases and concerns about the company’s ability to sustain its dividend all weighed on the stock price. Management’s repeated assurances regarding dividend policy helped stabilize shares, albeit at historically low levels. As long-term investors, we continued to see GDF Suez as a stock offering an attractive combination of above average growth prospects arising from large and growing power generation activities outside Europe, strong positioning in the global liquefied natural gas supply chain, a solid balance sheet and a high dividend yield.

Tulsa-based WPX Energy, previously a wholly owned subsidiary of The Williams Companies, is a leading natural gas producer with operations and interests throughout the U.S. and South America. Historically low natural gas prices negatively affected WPX during the year. Despite the difficult operating

8 | Annual Report

environment in 2012, we continue to see attractive upside potential in WPX. Recent acquisitions of higher quality shale assets could have a positive impact due to what we view as management’s strong operating acumen. Additionally, we believe WPX shares stand to benefit from the company’s strong balance sheet and hedge profile should natural gas prices rebound.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Quest Fund. We look forward to serving your future investment needs.

Annual Report | 9

Shawn Tumulty has been a portfolio manager for Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Mutual Quest Fund since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor at the Gabelli School of Business, Fordham University.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

Mutual Quest Fund

Financial Highlights

Class Z	2012	2011	2010	2009	2008
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$16.24	$17.70	$17.24	$14.59	$21.84
Income from investment operations[a]:					
Net investment income[b]	0.43	0.51	0.41[c]	0.16[d]	0.38
Net realized and unrealized gains (losses)	1.61	(0.88)	1.34	2.84	(5.90)
Total from investment operations	2.04	(0.37)	1.75	3.00	(5.52)
Less distributions from:					
Net investment income	(0.43)	(0.52)	(0.45)	(0.33)	(0.32)
Net realized gains	(1.30)	(0.57)	(0.84)	(0.02)	(1.41)
Total distributions	(1.73)	(1.09)	(1.29)	(0.35)	(1.73)
Redemption fees[e]	—	—	—	—	—[f]
Net asset value, end of year	$16.55	$16.24	$17.70	$17.24	$14.59
Total return	12.57%	(1.83)%	10.16%	20.61%	(25.34)%
Ratios to average net assets					
Expenses[g]	0.90%	0.86%	0.83%	0.90%[h]	0.81%[h]
Expenses incurred in connection with securities sold short	0.11%	0.06%	0.02%	0.09%	—%[i]
Net investment income	2.48%	2.90%	2.33%[c]	1.00%[d]	1.97%
Supplemental data					
Net assets, end of year (000's)	$3,582,856	$3,413,759	$3,701,894	$3,584,302	$3,071,302
Portfolio turnover rate	65.21%	107.25%	49.13%	37.10%	25.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.

[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights (continued)

Mutual Quest Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$15.91	$17.24	$16.77	$14.19	$21.24
Income from investment operations[a]:					
Net investment income[b]	0.28	0.31	0.22[c]	—[d,e]	0.19
Net realized and unrealized gains (losses)	1.54	(0.82)	1.29	2.76	(5.72)
Total from investment operations	1.82	(0.51)	1.51	2.76	(5.53)
Less distributions from:					
Net investment income	—	(0.25)	(0.20)	(0.16)	(0.11)
Net realized gains	(1.30)	(0.57)	(0.84)	(0.02)	(1.41)
Total distributions	(1.30)	(0.82)	(1.04)	(0.18)	(1.52)
Redemption fees[f]	—	—	—	—	—[d]
Net asset value, end of year	$16.43	$15.91	$17.24	$16.77	$14.19
Total return[g]	11.51%	(2.80)%	9.02%	19.43%	(26.09)%
Ratios to average net assets					
Expenses[h]	1.88%	1.86%	1.83%	1.89%[i]	1.81%[i]
Expenses incurred in connection with securities sold short	0.11%	0.06%	0.02%	0.09%	—%[j]
Net investment income	1.50%	1.90%	1.33%[c]	0.01%[e]	0.97%
Supplemental data					
Net assets, end of year (000's)	$948	$6,916	$17,648	$34,803	$41,704
Portfolio turnover rate	65.21%	107.25%	49.13%	37.10%	25.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Amount rounds to less than $0.01 per share.

[e]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$15.96	$17.39	$16.97	$14.38	$21.50
Income from investment operations[a]:					
Net investment income[b]	0.25	0.33	0.23[c]	—[d,e]	0.19
Net realized and unrealized gains (losses)	1.59	(0.85)	1.30	2.79	(5.78)
Total from investment operations	1.84	(0.52)	1.53	2.79	(5.59)
Less distributions from:					
Net investment income	(0.26)	(0.34)	(0.27)	(0.18)	(0.12)
Net realized gains	(1.30)	(0.57)	(0.84)	(0.02)	(1.41)
Total distributions	(1.56)	(0.91)	(1.11)	(0.20)	(1.53)
Redemption fees[f]	—	—	—	—	—[d]
Net asset value, end of year	$16.24	$15.96	$17.39	$16.97	$14.38
Total return[g]	11.42%	(2.82)%	9.08%	19.39%	(26.06)%
Ratios to average net assets					
Expenses[h]	1.90%	1.86%	1.83%	1.90%[i]	1.80%[i]
Expenses incurred in connection with securities sold short	0.11%	0.06%	0.02%	0.09%	—%[j]
Net investment income	1.48%	1.90%	1.33%[c]	—%[e,j]	0.98%
Supplemental data					
Net assets, end of year (000's)	$333,908	$338,983	$392,134	$388,875	$337,583
Portfolio turnover rate	65.21%	107.25%	49.13%	37.10%	25.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Amount rounds to less than $0.01 per share.

[e]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2012	2011	2010	2009[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$16.05	$17.50	$17.07	$14.64
Income from investment operations[b]:				
Net investment income[c]	0.33	0.41	0.32[d]	0.05
Net realized and unrealized gains (losses)	1.60	(0.85)	1.33	2.71
Total from investment operations	1.93	(0.44)	1.65	2.76
Less distributions from:				
Net investment income	(0.35)	(0.44)	(0.38)	(0.31)
Net realized gains	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	(1.65)	(1.01)	(1.22)	(0.33)
Net asset value, end of year	$16.33	$16.05	$17.50	$17.07
Total return[e]	11.99%	(2.31)%	9.65%	18.89%
Ratios to average net assets[f]				
Expenses[g]	1.40%	1.36%	1.33%	1.40%[h]
Expenses incurred in connection with securities sold short	0.11%	0.06%	0.02%	0.09%
Net investment income	1.98%	2.40%	1.83%[d]	0.50%
Supplemental data				
Net assets, end of year (000's)	$212	$193	$204	$99
Portfolio turnover rate	65.21%	107.25%	49.13%	37.10%

[a]For the period May 1, 2009 (effective date) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Includes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

[h]Benefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2012

Annual Report | 23

Mutual Quest Fund

Statement of Investments, December 31, 2012 (continued)

24 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Media (continued)			
Time Warner Cable Inc.	United States	407,484	$ 39,603,370
[a,b] Tribune Co., A	United States	1,152,442	49,067,523
[a,b] Tribune Co., B	United States	706,604	30,085,078
			276,391,746
Metals & Mining 1.3%			
ThyssenKrupp AG	Germany	2,750,316	64,924,754
Multi-Utilities 1.8%			
E.ON SE	Germany	975,389	18,289,557
GDF Suez	France	3,581,397	73,743,066
			92,032,623
Multiline Retail 1.2%			
Kohl's Corp.	United States	1,459,470	62,728,021
Office Electronics 0.6%			
Xerox Corp.	United States	4,761,210	32,471,452
Oil, Gas & Consumable Fuels 8.9%			
Apache Corp.	United States	1,018,680	79,966,380
BP PLC	United Kingdom	12,390,690	86,175,433
CONSOL Energy Inc.	United States	1,263,300	40,551,930
Marathon Oil Corp.	United States	1,279,203	39,220,364
[g] Nexen Inc.	Canada	3,919,111	105,580,851
Royal Dutch Shell PLC, A	United Kingdom	335,751	11,553,542
[a] WPX Energy Inc.	United States	5,673,373	84,419,790
			447,468,290
Paper & Forest Products 0.7%			
Domtar Corp.	United States	399,505	33,366,658
Personal Products 0.3%			
Avon Products Inc.	United States	1,137,760	16,338,234
Pharmaceuticals 1.6%			
[a] Hospira Inc.	United States	224,750	7,021,190
Novartis AG	Switzerland	423,860	26,602,674
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,207,283	45,079,947
			78,703,811
Real Estate Investment Trusts (REITs) 0.7%			
Alexander's Inc.	United States	36,189	11,971,321
Spirit Realty Capital Inc.	United States	1,441,579	25,631,275
			37,602,596
Real Estate Management & Development 0.9%			
[a] Canary Wharf Group PLC	United Kingdom	8,298,072	31,466,715
[a,b] Realogy Holdings Corp.	United States	378,034	15,069,191
			46,535,906

Annual Report | 25

Mutual Quest Fund

Statement of Investments, December 31, 2012 (continued)

Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Semiconductors & Semiconductor Equipment 3.0%			
Marvell Technology Group Ltd.	United States	6,876,571	$ 49,923,906
[a] ON Semiconductor Corp.	United States	13,021,196	91,799,432
[a] Spansion Inc., A	United States	600,584	8,354,123
			150,077,461
Software 2.3%			
[a] Check Point Software Technologies Ltd.	Israel	1,078,696	51,389,077
Microsoft Corp.	United States	2,411,441	64,457,818
			115,846,895
Tobacco 8.4%			
Altria Group Inc.	United States	1,175,754	36,942,191
British American Tobacco PLC	United Kingdom	2,901,964	147,535,706
Imperial Tobacco Group PLC	United Kingdom	3,816,178	147,946,851
Lorillard Inc.	United States	533,308	62,221,044
Philip Morris International Inc.	United States	298,690	24,982,432
			419,628,224
Wireless Telecommunication Services 2.5%			
Vodafone Group PLC	United Kingdom	49,461,660	124,530,113
Total Common Stocks and Other Equity Interests (Cost $3,097,124,157)			3,544,385,320
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 10.0%			
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	75,487,000	81,054,166
Clear Channel Communications Inc.,			
[i] first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	37,367,000	34,377,640
[j,k] Tranche B Term Loan, 3.862%, 1/29/16	United States	41,366,981	34,386,303
[j,k] Tranche C Term Loan, 3.862%, 1/29/16	United States	8,767,615	7,065,233
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
second lien, 11.00%, 10/01/21	United States	8,189,000	8,885,065
[i] secured note, 144A, 11.75%, 3/01/22	United States	42,160,000	47,008,400
[j] Hilton Worldwide Inc., FRN, 11/12/15,			
Mezzanine D Loan, 3.959%	United States	1,571,740	1,499,047
Mezzanine E Loan, 4.209%	United States	2,014,667	1,930,303
Mezzanine F Loan, 4.459%	United States	5,038,168	4,786,259
Mezzanine G Loan, 4.709%	United States	9,068,502	8,524,392
[j,k] iStar Financial Inc.,			
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	429,923	436,372
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	3,125,000	3,277,344
Term Loan B, 5.75%, 10/15/17	United States	9,395,070	9,512,395
[j,k] Lee Enterprises Inc.,			
First Lien Extended Term Loan, 7.50%, 12/31/15	United States	18,103,266	16,084,752
Second Lien Term Loan, 15.00%, 4/03/17	United States	41,437,970	36,051,034
Realogy Corp.,			
senior note, 11.50%, 4/15/17	United States	4,675,000	5,084,063
[i] senior secured note, 144A, 7.875%, 2/15/19	United States	6,201,000	6,790,095
[i] senior secured note, 144A, 9.00%, 1/15/20	United States	2,352,000	2,716,560

26 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
The Telx Group Inc.,			
[b,l] senior note, PIK, 12.00%, 9/26/19	United States	5,967,200	$ 6,736,506
[j,k] Term Loan B, 6.25%, 9/26/17	United States	34,610,691	35,000,061
[j,k] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.713%, 10/10/17	United States	101,650,473	68,450,717
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,			
senior note, A, 10.25%, 11/01/15	United States	14,918,000	4,438,105
[l] senior secured note, 144A, 11.50%, 10/01/20	United States	39,724,000	31,282,650
[b,j,k] W2007 Equity Inns Realty, 11/01/13,			
B-1A4 Mortgage Note, 7.25%	United States	15,000,000	14,993,100
B-2B3 Mortgage Note, 7.55%	United States	10,000,000	9,994,829
[b,l] W2007 Equity Inns Senior Mezz LLC, First Mezzanine Loan, PIK, 10.50%, 11/01/13	United States	12,006,117	12,006,117
[l] Wind Acquisition Finance SA, 144A,			
first lien, 7.375%, 2/15/18	Italy	1,242,000 EUR	1,648,162
senior note, 7.25%, 2/15/18	Italy	1,242,000	1,254,420
senior secured note, 11.75%, 7/15/17	Italy	1,118,000	1,176,695
senior secured note, 7.375%, 2/15/18	Italy	1,283,000 EUR	1,702,570
third lien, 11.75%, 7/15/17	Italy	2,610,000 EUR	3,624,974
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $500,086,254)			501,778,329
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 6.3%			
[l,m] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	61,559,000	66,637,617
[b,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	11,332	—
[m] Nortel Networks Corp., cvt., senior note,			
1.75%, 4/15/12	Canada	76,472,000	77,580,844
2.125%, 4/15/14	Canada	9,394,000	9,570,138
[m] Nortel Networks Ltd., senior note,			
10.125%, 7/15/13	Canada	64,084,000	73,696,600
10.75%, 7/15/16	Canada	50,141,000	57,787,503
[m] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000	12,942,720
[j,k,m] Vertis Inc., senior secured Term Loan, 11.75%, 12/23/15	United States	75,168,887	20,295,599
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $333,399,279)			318,511,021
		Shares	
Companies in Liquidation 0.1%			
[a] Adelphia Recovery Trust	United States	38,254,708	38,254
[a,d] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	4,899,492	146,985
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	4,749,317	—
[a,d,e] Century Communications Corp., Contingent Distribution	United States	13,497,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	16,133,491	—

Annual Report | 27

Mutual Quest Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares	Value
Companies in Liquidation (continued)			
[a,h,i] KGen Power Corp., 144A	United States	5,377,461	$ 4,436,405
[a,d,e] Tribune Litigation Trust, Contingent Distribution	United States	1,496,073	—
Total Companies in Liquidation (Cost $4,183,899)			4,621,644
		Principal Amount*	
Asset-Backed Securities 0.7%			
Airlines 0.1%			
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	480,776	509,623
American Airlines Pass Through Trust,			
2009-1A, 10.375%, 7/02/19	United States	799,504	835,981
2011-2A, 8.625%, 4/15/23	United States	3,331,826	3,463,017
			4,808,621
Diversified Financial Services 0.6%			
Master Asset Vehicle, 2009-2,			
[i] A2, FRN, 0.797%, 1/22/17	Canada	8,500,000 CAD	7,028,064
B, zero cpn., 7/15/56	Canada	29,000,000 CAD	23,357,664
			30,385,728
Total Asset-Backed Securities (Cost $31,882,796)			35,194,349
Municipal Bonds (Cost $46,540,022) 0.9%			
New Jersey EDA Energy Facility Revenue, ARC Energy Partners, Series B, 12.00%, 12/01/30	United States	45,225,000	48,797,775
		Number of Contracts	
Options Purchased 0.1%			
Puts – Exchange-Traded			
Diversified Financial Services 0.1%			
[a] DJ Euro Stoxx 50, March Strike Price 2,000 EUR, Expires 3/15/13	Euro Community	3,500	277,116
[a] S&P 500 Index, March Strike Price $1,325, Expires 3/16/13	United States	1,750	3,053,750
			3,330,866
Puts – Over-the-Counter			
Diversified Financial Services 0.0%[†]			
[a] S&P 500 Index, March Strike Price $1,325, Expires 3/16/13	United States	250	403,288
Total Options Purchased (Cost $15,972,822)			3,734,154
Total Investments before Short Term Investments (Cost $4,029,189,229)			4,457,022,592
		Principal Amount*	
Short Term Investments 9.3%			
U.S. Government and Agency Securities 9.3%			
[n] FHLB, 1/02/13	United States	7,700,000	7,700,000
[n] U.S. Treasury Bills,			
1/24/13	United States	53,500,000	53,499,411
[g] 1/03/13 - 6/27/13	United States	405,300,000	405,217,663
Total U.S. Government and Agency Securities (Cost $466,370,018)			466,417,074

28 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Number of Contracts	Value
Total Investments (Cost $4,495,559,247) 98.0%			$4,923,439,666
Options Written (0.0)%[†]			(2,229,811)
Securities Sold Short (1.1)%			(56,421,943)
Other Assets, less Liabilities 3.1%			154,943,916
Net Assets 100.0%			$5,019,731,828
[o] **Options Written**			
Calls – Exchange-Traded			
Communications Equipment (0.0)%[†]			
Research In Motion Ltd., January Strike Price $11, Expires 1/19/13	Canada	5,000	(635,000)
Puts – Exchange-Traded			
Commercial Banks (0.0)%[†]			
PNC Financial Services Group Inc., January Strike Price $60, Expires 1/19/13	United States	500	(160,000)
Computers & Peripherals (0.0)%[†]			
Apple Inc., January Strike Price $500, Expires 1/19/13	United States	350	(210,000)
Hewlett-Packard Co., January Strike Price $14, Expires 1/19/13	United States	2,500	(100,000)
			(310,000)
Energy Equipment & Services (0.0)%[†]			
Transocean Ltd., January Strike Price $45, Expires 1/19/13	United States	1,250	(187,500)
Pharmaceuticals (0.0)%[†]			
Hospira Inc., January Strike Price $30, Expires 1/19/13	United States	500	(25,000)
Wireless Telecommunication Services (0.0)%[†]			
Sprint Nextel Corp., January Strike Price $5.50, Expires 1/19/13	United States	6,400	(19,200)
Sprint Nextel Corp., February Strike Price $5.50, Expires 2/16/13	United States	8,985	(134,775)
Sprint Nextel Corp., May Strike Price $5.50, Expires 5/18/13	United States	9,248	(758,336)
			(912,311)
			(1,594,811)
Total Options Written (Premiums Received $2,437,366)			$ (2,229,811)

	Country	Principal Amount*	Value
[p] **Securities Sold Short (1.1)%**			
Corporate Notes (1.1)%			
NRG Energy Inc., senior note, 7.875%, 5/15/21	United States	20,000,000	$ (22,300,000)
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	4,942,000	(4,731,965)
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	14,821,000	(15,969,628)
Vulcan Materials Co., senior note,			
6.50%, 12/01/16	United States	8,256,000	(9,143,520)
7.00%, 6/15/18	United States	3,853,000	(4,276,830)
Total Securities Sold Short (Proceeds $53,787,926)			$ (56,421,943)

Annual Report | 29

Mutual Quest Fund

Statement of Investments, December 31, 2012 (continued)

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[†]Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]See Note 9 regarding restricted securities.

[c]At December 31, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $32,110,269, representing 0.64% of net assets.

[f]A portion or all of the security is held in connection with written option contracts open at year end.

[g]Security or a portion of the security has been pledged as collateral for securities sold short, open futures, forward and written options contracts. At December 31, 2012, the aggregate value of these securities and/or cash pledged as collateral was $135,664,394, representing 2.70% of net assets.

[h]See Note 11 regarding holdings of 5% voting securities.

[i]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2012, the aggregate value of these securities was $202,656,188, representing 4.04% of net assets.

[j]The coupon rate shown represents the rate at period end.

[k]See Note 1(g) regarding senior floating rate interests.

[l]Income may be received in additional securities and/or cash.

[m]See Note 8 regarding credit risk and defaulted securities.

[n]The security is traded on a discount basis with no stated coupon rate.

[o]See Note 1(c) regarding written options.

[p]See Note 1(e) regarding securities sold short.

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts						
EUR/USD	Short	377	$62,242,700	3/18/13	$—	$(1,047,295)
GBP/USD	Short	706	71,659,000	3/18/13	—	(691,345)
Unrealized appreciation (depreciation)					—	(1,738,640)
Net unrealized appreciation (depreciation)						$(1,738,640)

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	36,107,091	$44,351,308	1/17/13	$ —	$(3,302,974)
Euro	HSBC	Sell	18,432,265	22,624,970	1/17/13	—	(1,702,006)
Euro	FBCO	Sell	12,047,865	14,873,057	1/17/13	—	(1,027,763)
Euro	HAND	Sell	2,417,895	2,989,693	1/17/13	—	(201,454)
Euro	BBU	Sell	2,260,063	2,797,521	1/17/13	—	(185,319)
Euro	BANT	Sell	993,115	1,230,355	1/17/13	—	(80,362)
Euro	FBCO	Buy	3,800,000	4,966,258	1/17/13	48,997	—
Euro	BANT	Buy	5,056,126	6,561,998	1/17/13	111,098	—
British Pound	BANT	Sell	35,328,478	57,108,485	1/22/13	—	(296,552)
British Pound	SCBT	Sell	30,281,553	48,934,990	1/22/13	—	(269,328)

30 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2012 *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBFX	Sell	17,133,974	$ 27,679,935	1/22/13	$ —	$ (160,959)
British Pound	SCBT	Buy	1,500,000	2,440,658	1/22/13	—	(3,316)
British Pound	SCBT	Buy	1,542,065	2,457,018	1/22/13	48,674	—
British Pound	FBCO	Buy	1,075,761	1,738,344	1/22/13	9,654	—
British Pound	BBU	Buy	1,114,112	1,799,762	1/22/13	10,552	—
British Pound	DBFX	Buy	1,556,308	2,521,358	1/22/13	7,850	—
British Pound	HAND	Buy	868,192	1,410,057	1/22/13	1,040	—
Swiss Franc	FBCO	Sell	14,987,439	15,524,435	2/11/13	—	(862,622)
Swiss Franc	HSBC	Sell	12,878,214	13,326,049	2/11/13	—	(754,811)
Swiss Franc	BANT	Sell	690,000	738,679	2/11/13	—	(15,757)
Swiss Franc	SCBT	Buy	125,484	137,508	2/11/13	—	(305)
Swiss Franc	FBCO	Buy	7,785,513	8,325,788	2/11/13	186,784	—
Swiss Franc	BANT	Sell	280,000	306,989	2/11/13	841	—
British Pound	HAND	Sell	51,709,765	81,180,139	2/19/13	—	(2,835,603)
British Pound	HSBC	Sell	29,480,873	46,211,269	2/19/13	—	(1,687,952)
British Pound	BANT	Sell	7,290,000	11,570,805	2/19/13	—	(273,665)
British Pound	FBCO	Sell	7,527,539	12,082,441	2/19/13	—	(147,972)
British Pound	BBU	Sell	2,664,426	4,242,736	2/19/13	—	(86,306)
British Pound	SSBT	Buy	2,002,379	3,255,889	2/19/13	—	(2,512)
British Pound	DBFX	Buy	510,000	821,778	2/19/13	6,847	—
British Pound	FBCO	Buy	4,895,010	7,801,283	2/19/13	151,912	—
Euro	HAND	Sell	24,012,128	30,229,475	2/28/13	—	(1,473,324)
Euro	BANT	Sell	21,413,983	26,929,141	2/28/13	—	(1,343,372)
Euro	HSBC	Sell	2,195,766	2,800,118	2/28/13	—	(98,914)
Euro	DBFX	Sell	1,719,427	2,183,762	2/28/13	—	(86,367)
Euro	FBCO	Sell	1,725,346	2,194,288	2/28/13	—	(83,657)
Euro	SCBT	Sell	569,490	730,308	2/28/13	—	(21,580)
Canadian Dollar	HAND	Sell	26,534,300	26,883,963	3/18/13	213,473	—
Euro	BANT	Sell	41,958,253	54,541,204	4/16/13	—	(880,304)
Euro	FBCO	Sell	11,121,673	14,397,007	4/16/13	—	(293,306)
Euro	DBFX	Sell	8,806,616	11,388,306	4/16/13	—	(244,113)
Euro	SCBT	Sell	3,344,500	4,388,742	4/16/13	—	(28,917)
Euro	HAND	Sell	3,403,187	4,473,102	4/16/13	—	(22,075)
Euro	HSBC	Sell	1,080,351	1,413,834	4/16/13	—	(13,172)
Euro	DBFX	Sell	950,226	1,257,044	4/16/13	1,917	—
Euro	HAND	Sell	533,395	710,269	4/16/13	5,722	—
Euro	SCBT	Sell	950,226	1,256,698	4/16/13	1,570	—
Euro	HSBC	Sell	533,395	709,202	4/16/13	4,655	—
Euro	BANT	Sell	475,113	629,392	4/16/13	1,829	—
British Pound	BBU	Sell	44,415,595	70,567,497	4/19/13	—	(1,581,473)
British Pound	SCBT	Sell	673,063	1,082,861	4/19/13	—	(10,467)
British Pound	BANT	Sell	620,564	997,603	4/19/13	—	(10,445)
British Pound	FBCO	Sell	42,447,037	67,448,341	5/21/13	—	(1,494,544)
Norwegian Krone	DBFX	Sell	72,475,572	12,521,263	5/21/13	—	(446,811)
Norwegian Krone	HAND	Sell	57,247,572	9,815,272	5/21/13	—	(428,052)
Norwegian Krone	FBCO	Sell	40,129,728	6,883,422	5/21/13	—	(297,001)
Unrealized appreciation (depreciation)						813,415	(22,755,432)
Net unrealized appreciation (depreciation)							$(21,942,017)

See Abbreviations on page 54.

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Quest Fund

Financial Statements *(continued)*

Statement of Operations

for the year ended December 31, 2012

Investment income:	
Dividends:	
Unaffiliated issuers	$ 89,982,531
Non-controlled affiliated issuers (Note 11)	412,313
Interest	79,001,179
Income from securities loaned	9,194
Total investment income	169,405,217
Expenses:	
Management fees (Note 3a)	30,018,501
Administrative fees (Note 3b)	3,820,816
Distribution fees: (Note 3c)	
Class A	3,342,134
Class B	36,747
Class C	3,397,293
Class R	1,020
Transfer agent fees (Note 3e)	4,725,550
Custodian fees (Note 4)	163,971
Reports to shareholders	336,404
Registration and filing fees	126,234
Professional fees	280,415
Trustees' fees and expenses	236,255
Dividends and interest on securities sold short	5,442,289
Other	102,286
Total expenses	52,029,915
Net investment income	117,375,302
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	422,335,493
Non-controlled affiliated issuers (Note 11)	761,358
Written options	40,258,273
Foreign currency transactions	16,309,435
Futures contracts	(2,519,922)
Securities sold short	(13,162,302)
Net realized gain (loss)	463,982,335
Net change in unrealized appreciation (depreciation) on:	
Investments	46,609,512
Translation of other assets and liabilities denominated in foreign currencies	(43,921,677)
Net change in unrealized appreciation (depreciation)	2,687,835
Net realized and unrealized gain (loss)	466,670,170
Net increase (decrease) in net assets resulting from operations	$584,045,472

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Statements (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Quest Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates,

36 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities

Annual Report | 37

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

38 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $17,199,233 and the aggregate value of collateral pledged for such contracts was $15,190,986.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

Annual Report | 39

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Restricted Cash

At December 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2012, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

40 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 41

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

42 | Annual Report

Mutual Quest Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31,			
	2012		2011	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	8,770,043	$ 149,858,561	12,742,175	$ 223,707,946
Shares issued in reinvestment of distributions	6,123,013	102,021,441	4,159,775	66,146,271
Shares redeemed	(15,603,877)	(266,579,367)	(17,082,371)	(296,230,821)
Net increase (decrease)	(710,821)	$ (14,699,365)	(180,421)	$ (6,376,604)
Class B Shares:				
Shares sold	3,030	$ 51,346	19,045	$ 322,502
Shares issued in reinvestment of distributions	6,505	109,113	24,624	385,808
Shares redeemed	(386,598)	(6,484,204)	(632,572)	(10,811,285)
Net increase (decrease)	(377,063)	$ (6,323,745)	(588,903)	$ (10,102,975)
Class C Shares:				
Shares sold	1,740,897	$ 29,377,738	2,402,356	$ 41,715,082
Shares issued in reinvestment of distributions	1,725,746	28,458,374	1,140,877	17,958,678
Shares redeemed	(4,137,143)	(69,812,580)	(4,854,800)	(82,985,857)
Net increase (decrease)	(670,500)	$ (11,976,468)	(1,311,567)	$ (23,312,097)
Class R Shares:				
Shares sold	6,047	$ 102,759	4,317	$ 76,768
Shares issued in reinvestment of distributions	1,193	19,794	728	11,523
Shares redeemed	(6,316)	(105,572)	(4,667)	(83,143)
Net increase (decrease)	924	$ 16,981	378	$ 5,148

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 43

Mutual Quest Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

44 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2012, the Fund paid transfer agent fees of $4,725,550, of which $2,681,160 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2012, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

Annual Report | 45

Mutual Quest Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles, and wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2012, aggregated $3,044,214,817 and $3,588,596,658, respectively.

Transactions in options written during the year ended December 31, 2012, were as follows:

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

46 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $318,511,021, representing 6.35% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report | 47

Mutual Quest Fund

Notes to Financial Statements *(continued)*

9. Restricted Securities *(continued)*

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
15,000,000	W2007 Equity Inns Realty, B-1A4 Mortgage Note, 7.25%, 11/02/13 . .	3/02/11	$ 14,668,691	$ 14,993,100
10,000,000	W2007 Equity Inns Realty, B-2B3 Mortgage Note, 7.55%, 11/02/13 . .	3/02/11	9,690,620	9,994,829
12,006,117	W2007 Equity Inns Senior Mezz LLC, First Mezzanine Loan, PIK, 10.50%, 11/01/13	3/02/11 - 12/31/12	11,281,220	12,006,117
	Total Restricted Securities (Value is 2.98% of Net Assets).		$161,395,906	$149,428,727

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $14,590,718 as of December 31, 2012.
[b]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $35,000,061 as of December 31, 2012.
[c]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of December 31, 2012.

10. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$ 813,415	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$24,494,072[a]
Equity contracts	Investments, at value	3,734,154	Options written, at value	2,229,811

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$15,265,108	$(44,189,690)

48 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.99% of average month end net assets. The average month end number of open derivative contracts for the year was 132.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

Annual Report | 49

Mutual Quest Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $959,956,323 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

50 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Assets: *(continued)*				
Investments in Securities: *(continued)*				
Equity Investments:[a] *(continued)*				
Oil, Gas & Consumable Fuels	$ 349,739,315	$ 97,728,975	$ —	$ 447,468,290
Real Estate Management & Development	—	—	46,535,906	46,535,906
Tobacco	124,145,667	295,482,557	—	419,628,224
Wireless Telecommunication Services	—	124,530,113	—	124,530,113
All Other Equity Investments[c]	1,467,551,904	—	—	1,467,551,904
Corporate Bonds, Notes and Senior Floating Rate Interests	—	495,041,823	6,736,506	501,778,329
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	—	318,511,021	—[b]	318,511,021
Companies in Liquidation	—	4,621,644[b]	—[b]	4,621,644
Asset-Backed Securities	—	35,194,349	—	35,194,349
Municipal Bonds	—	48,797,775	—	48,797,775
Options Purchased	3,330,866	403,288	—	3,734,154
Short Term Investments	458,717,074	7,700,000	—	466,417,074
Total Investments in Securities	$2,908,668,493	$1,949,378,824	$ 65,392,349	$4,923,439,666
Forward Exchange Contracts	$ —	$ 813,415	$ —	$ 813,415
Liabilities:				
Options Written	2,229,811	—	—	2,229,811
Securities Sold Short	—	56,421,943	—	56,421,943
Futures Contracts	1,738,640	—	—	1,738,640
Forward Exchange Contracts	—	22,755,432	—	22,755,432

[a]Includes common stocks as well as other equity investments.

[c]For detailed categories, see the accompanying Statement of Investments.

Annual Report | 51

Mutual Quest Fund

Notes to Financial Statements (continued)

52 | Annual Report

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in auto components companies are an enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the EV to EBITDA multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s investments in real estate management & development companies is a discount for lack of marketability.

A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in corporate bonds, notes and senior floating rate interests are the benchmark yield and a yield spread. A significant and reasonable increase or decrease in each of these inputs would not result in a significant decrease or increase in the fair value measurement.

Annual Report | 53

Mutual Quest Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs, except the EV to EBITDA multiple input, would not materially impact the net assets of the Fund.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU

No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

54 | Annual Report

Mutual Quest Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Quest Fund (the “Fund”) (one of the Funds constituting the Franklin Mutual Series Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Quest Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated therein, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Annual Report | 55

Mutual Quest Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $183,680,150 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $184,914,204 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 14.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $91,613,113 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $68,764,160 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2012.

56 | Annual Report

Mutual Quest Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Annual Report | 57

58 | Annual Report

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60 | Annual Report

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Mutual Quest Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Quest Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

475 A 02/13

DECEMBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

VALUE

Mutual Shares Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

| 1

Annual Report

Mutual Shares Fund

Your Fund’s Goals and Main Investments: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2012.

Performance Overview

Mutual Shares Fund – Class Z delivered a +15.14% cumulative total return for the 12 months ended December 31, 2012. The Fund underperformed the +16.00% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

substantial discount to face value. After the financially, and many times operationally, distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year under review, top contributors to performance included Time Warner Cable (TWC), media conglomerate News Corp. and International Paper.

Despite a small disappointment in the company’s fiscal third-quarter results, the Fund’s investment in TWC produced strong results over the full year. During the year, TWC raised its quarterly dividend payment and share buy-back authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign what we considered to be an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies. We viewed the split favorably, but the breakup did not alter our estimation of the company’s intrinsic value.

Solid 2012 operating performance and realized price increases in its container-board business led shares of International Paper, one of the world’s largest pulp and paper companies by revenue, to perform strongly. The company’s ongoing reduction of debt, particularly that related to its February acquisition of containerboard producer Temple-Inland, has improved what we believe was

Annual Report | 7

an already solid balance sheet. In our view, healthy fundamentals, strong free cash flow generation and a commitment by the company to raise its quarterly dividend over time made International Paper an attractive investment.

Several holdings negatively affected the Fund’s performance during the year. Key detractors from performance included energy company Exelon, document technology firm Xerox and mobile telephony operator Vodafone Group.

Exelon, an integrated electric utility, detracted from performance as operations were negatively affected by a challenging pricing environment, unseasonably warm weather and storm costs throughout the year. Despite the short-term challenges, we saw attractive potential in Exelon’s clean power generation and regulated entities in the Midwest, eastern Pennsylvania and the District of Columbia. Exelon stock also offered the Fund an attractive dividend yield during the year.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company struggled in 2012, hampered by economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications. However, we saw several potential catalysts, including improving economic conditions in Europe, better revenue per customer as a critical mass of customers migrate to data-oriented plans, and a potentially increased dividend payment from its 45% stake in Verizon Wireless. At period-end, we also saw potential for an eventual initial public offering of Vodafone’s India business.

Although Xerox’s headline results were not much different than anticipated, investors responded negatively to some changes in the company’s outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and reduced its target margin rate. In addition, concerns about the global economy’s health weighed on shares during the second half of the year. The company’s long-term strategy focuses on growth in its services division, stabilization of margins, cash flow and capital allocation.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

8 | Annual Report

Peter Langerman has been portfolio manager for Mutual Shares Fund since 2005. He has been portfolio manager of Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

10 | Annual Report

Performance Summary as of 12/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 17

Mutual Shares Fund

Financial Highlights

Class Z	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.96	$20.80	$19.19	$15.32	$25.33
Income from investment operations[a]:					
Net investment income[b]	0.39	0.47[c]	0.56[d]	0.24[e]	0.45
Net realized and unrealized gains (losses)	2.62	(0.80)	1.68	4.06	(9.99)
Total from investment operations	3.01	(0.33)	2.24	4.30	(9.54)
Less distributions from:					
Net investment income	(0.49)	(0.51)	(0.63)	(0.43)	(0.27)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.49)	(0.51)	(0.63)	(0.43)	(0.47)
Redemption fees[f]	—	—	—	—	—[g]
Net asset value, end of year	$22.48	$19.96	$20.80	$19.19	$15.32
Total return	15.14%	(1.50)%	11.75%	28.20%	(37.92)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[h]	0.82%	0.86%	0.85%	0.90%[i]	0.79%[i]
Expenses net of waiver and payments by affiliates[h]	0.82%	0.86%	0.85%[j]	0.88%[i]	0.79%[i]
Expenses incurred in connection with securities sold short	—%[k]	—%[k]	0.02%	0.05%	0.01%
Net investment income	1.82%	2.24%[c]	2.83%[d]	1.48%[e]	2.14%
Supplemental data					
Net assets, end of year (000's)	$7,575,308	$7,540,502	$8,635,954	$8,472,347	$7,236,112
Portfolio turnover rate	21.57%	29.44%	28.25%	47.87%	37.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.

[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.

[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Amount rounds to less than $0.01 per share.

[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

[k]Rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

	Year Ended December 31,				
Class A	**2012**	**2011**	**2010**	**2009**	**2008**
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.81	$20.64	$19.06	$15.22	$25.14
Income from investment operations[a]:					
Net investment income[b]	0.33	0.40[c]	0.49[d]	0.19[e]	0.39
Net realized and unrealized gains (losses)	2.60	(0.79)	1.66	4.02	(9.90)
Total from investment operations	2.93	(0.39)	2.15	4.21	(9.51)
Less distributions from:					
Net investment income	(0.42)	(0.44)	(0.57)	(0.37)	(0.21)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.42)	(0.44)	(0.57)	(0.37)	(0.41)
Redemption fees[f]	—	—	—	—	—[g]
Net asset value, end of year	$22.32	$19.81	$20.64	$19.06	$15.22
Total return[h]	14.75%	(1.79)%	11.41%	27.84%	(38.10)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[i]	1.12%	1.16%	1.15%	1.20%[j]	1.08%[j]
Expenses net of waiver and payments by affiliates[i]	1.12%	1.16%	1.15%[k]	1.18%[j]	1.08%[j]
Expenses incurred in connection with securities sold short	—%[l]	—%[l]	0.02%	0.05%	0.01%
Net investment income	1.52%	1.94%[c]	2.53%[d]	1.18%[e]	1.85%
Supplemental data					
Net assets, end of year (000's)	$4,633,895	$4,681,967	$5,368,887	$5,100,309	$4,624,696
Portfolio turnover rate	21.57%	29.44%	28.25%	47.87%	37.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount,the ratio of net investment income to average net assets would have been 1.57%.

[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.

[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Amount rounds to less than $0.01 per share.

[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[j]Benefit of expense reduction rounds to less than 0.01%.

[k]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

[l]Rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.61	$20.30	$18.70	$14.94	$24.60
Income from investment operations[a]:					
Net investment income[b]	0.18	0.28[c]	0.35[d]	0.08[e]	0.23
Net realized and unrealized gains (losses)	2.56	(0.80)	1.63	3.92	(9.65)
Total from investment operations	2.74	(0.52)	1.98	4.00	(9.42)
Less distributions from:					
Net investment income	(0.15)	(0.17)	(0.38)	(0.24)	(0.04)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.15)	(0.17)	(0.38)	(0.24)	(0.24)
Redemption fees[f]	—	—	—	—	—[g]
Net asset value, end of year	$22.20	$19.61	$20.30	$18.70	$14.94
Total return[h]	13.98%	(2.45)%	10.65%	26.92%	(38.54)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[i]	1.81%	1.86%	1.85%	1.89%[j]	1.79%[j]
Expenses net of waiver and payments by affiliates[i]	1.81%	1.86%	1.85%[k]	1.87%[j]	1.79%[j]
Expenses incurred in connection with securities sold short	—%[l]	—%[l]	0.02%	0.05%	0.01%
Net investment income	0.83%	1.24%[c]	1.83%[d]	0.49%[e]	1.14%
Supplemental data					
Net assets, end of year (000's)	$8,288	$55,479	$150,580	$242,799	$272,750
Portfolio turnover rate	21.57%	29.44%	28.25%	47.87%	37.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.

[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.

[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.96%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Amount rounds to less than $0.01 per share.

[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[j]Benefit of expense reduction rounds to less than 0.01%.

[k]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

[l]Rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.65	$20.46	$18.89	$15.10	$24.86
Income from investment operations[a]:					
Net investment income[b]	0.17	0.25[c]	0.35[d]	0.08[e]	0.24
Net realized and unrealized gains (losses)	2.57	(0.77)	1.65	3.96	(9.75)
Total from investment operations	2.74	(0.52)	2.00	4.04	(9.51)
Less distributions from:					
Net investment income	(0.26)	(0.29)	(0.43)	(0.25)	(0.05)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.26)	(0.29)	(0.43)	(0.25)	(0.25)
Redemption fees[f]	—	—	—	—	—[g]
Net asset value, end of year	$22.13	$19.65	$20.46	$18.89	$15.10
Total return[h]	13.97%	(2.44)%	10.62%	26.92%	(38.53)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[i]	1.82%	1.86%	1.85%	1.90%[j]	1.77%[j]
Expenses net of waiver and payments by affiliates[i]	1.82%	1.86%	1.85%[k]	1.88%[j]	1.77%[j]
Expenses incurred in connection with securities sold short	—%[l]	—%[l]	0.02%	0.05%	0.01%
Net investment income	0.82%	1.24%[c]	1.83%[d]	0.48%[e]	1.16%
Supplemental data					
Net assets, end of year (000's)	$1,043,695	$1,065,446	$1,292,711	$1,355,155	$1,296,171
Portfolio turnover rate	21.57%	29.44%	28.25%	47.87%	37.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.

[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.

[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Amount rounds to less than $0.01 per share.

[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[j]Benefit of expense reduction rounds to less than 0.01%.

[k]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

[l]Rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.70	$20.52	$18.95	$15.15	$25.00
Income from investment operations[a]:					
Net investment income[b]	0.28	0.36[c]	0.45[d]	0.16[e]	0.34
Net realized and unrealized gains (losses)	2.59	(0.78)	1.66	3.99	(9.83)
Total from investment operations	2.87	(0.42)	2.11	4.15	(9.49)
Less distributions from:					
Net investment income	(0.37)	(0.40)	(0.54)	(0.35)	(0.16)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.37)	(0.40)	(0.54)	(0.35)	(0.36)
Redemption fees[f]	—	—	—	—	—[g]
Net asset value, end of year	$22.20	$19.70	$20.52	$18.95	$15.15
Total return[h]	14.52%	(1.94)%	11.18%	27.51%	(38.19)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[i]	1.32%	1.36%	1.35%	1.40%[j]	1.29%[j]
Expenses net of waiver and payments by affiliates[i]	1.32%	1.36%	1.35%[k]	1.38%[j]	1.29%[j]
Expenses incurred in connection with securities sold short	—%[l]	—%[l]	0.02%	0.05%	0.01%
Net investment income	1.32%	1.74%[c]	2.33%[d]	0.98%[e]	1.64%
Supplemental data					
Net assets, end of year (000's)	$191,304	$218,757	$259,834	$227,649	$173,496
Portfolio turnover rate	21.57%	29.44%	28.25%	47.87%	37.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.

[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Amount rounds to less than $0.01 per share.

[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[i]Includes dividend expense on securities sold short borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[j]Benefit of expense reduction rounds to less than 0.01%.

[k]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

[l]Rounds to less than 0.01%.

Mutual Shares Fund

Statement of Investments, December 31, 2012

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 85.3%			
Aerospace & Defense 1.4%			
[a] GenCorp Inc.	United States	997,104	$ 9,123,501
Huntington Ingalls Industries Inc.	United States	2,190,346	94,929,596
Raytheon Co.	United States	1,535,879	88,405,195
			192,458,292
Auto Components 0.2%			
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	1,136,372
[a,b,c,d] International Automotive Components Group North America, LLC	United States	46,695,640	23,875,014
			25,011,386
Automobiles 1.0%			
[a] General Motors Co.	United States	4,526,480	130,498,418
Beverages 2.5%			
Coca-Cola Enterprises Inc.	United Kingdom	2,995,300	95,040,869
Dr. Pepper Snapple Group Inc.	United States	2,161,478	95,494,098
Pernod Ricard SA	France	1,262,253	146,408,850
			336,943,817
Building Products 0.7%			
[a] Owens Corning Inc.	United States	2,575,235	95,257,943
Capital Markets 0.9%			
Morgan Stanley	United States	6,528,110	124,817,463
Chemicals 0.7%			
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Linde AG	Germany	556,479	97,329,131
			97,329,131
Commercial Banks 3.6%			
[a,b] Bond Street Holdings LLC, A, 144A	United States	1,647,570	32,100,183
[a] CIT Group Inc.	United States	1,810,712	69,965,912
[b] First Southern Bancorp Inc.	United States	453,016	2,318,536
[a,c] Guaranty Bancorp	United States	5,731,834	11,177,076
KB Financial Group Inc.	South Korea	1,076,879	38,371,737
PNC Financial Services Group Inc.	United States	3,438,533	200,500,859
State Bank Financial Corp.	United States	1,467,000	23,295,960
Wells Fargo & Co.	United States	2,093,160	71,544,209
[c] West Coast Bancorp	United States	1,469,240	32,543,666
[a,b,c] West Coast Bancorp, wts., C, 10/23/16	United States	43,036	5,226,722
			487,044,860
Communications Equipment 1.5%			
Cisco Systems Inc.	United States	8,126,460	159,684,939
[a,g] Research In Motion Ltd.	Canada	2,913,140	34,608,103
			194,293,042
Computers & Peripherals 0.6%			
Hewlett-Packard Co.	United States	5,624,900	80,154,825
Consumer Finance 0.0%[†]			
[a] Comdisco Holding Co. Inc.	United States	2,122	10,589

Annual Report | 23

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Financial Services 2.9%			
Citigroup Inc.	United States	3,362,406	$ 133,016,781
[a] ING Groep NV	Netherlands	10,399,861	98,751,449
JPMorgan Chase & Co.	United States	2,085,950	91,719,222
NYSE Euronext	United States	2,162,089	68,192,287
			391,679,739
Diversified Telecommunication Services 0.0%[†]			
[a,e,j] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	—
[a,e,j] Marconi Corp., Contingent Distribution	United Kingdom	77,739,439	1,458,597
			1,458,597
Electric Utilities 1.0%			
Entergy Corp.	United States	821,510	52,371,263
Exelon Corp.	United States	2,855,950	84,935,953
			137,307,216
Electronic Equipment, Instruments & Components 0.9%			
TE Connectivity Ltd.	United States	3,298,424	122,437,499
Energy Equipment & Services 2.3%			
Baker Hughes Inc.	United States	3,257,098	133,019,882
Ensco PLC, A	United States	1,076,335	63,805,139
Transocean Ltd.	United States	2,571,652	114,824,262
			311,649,283
Food & Staples Retailing 4.7%			
CVS Caremark Corp.	United States	5,729,266	277,010,011
The Kroger Co.	United States	6,608,762	171,959,987
Wal-Mart Stores Inc.	United States	927,808	63,304,340
Walgreen Co.	United States	3,189,150	118,030,442
			630,304,780
Food Products 2.3%			
General Mills Inc.	United States	3,030,740	122,472,203
Kraft Foods Group Inc.	United States	1,026,801	46,688,642
Mondelez International Inc., A	United States	5,405,722	137,683,739
			306,844,584
Health Care Equipment & Supplies 2.4%			
[a] Boston Scientific Corp.	United States	13,820,570	79,191,866
Medtronic Inc.	United States	4,610,265	189,113,070
Stryker Corp.	United States	865,772	47,461,621
			315,766,557
Health Care Providers & Services 2.3%			
Cigna Corp.	United States	3,430,230	183,380,096
Community Health Systems Inc.	United States	1,104,004	33,937,083
WellPoint Inc.	United States	1,492,680	90,934,065
			308,251,244

24 | Annual Report

// Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Independent Power Producers & Energy Traders 0.8%			
NRG Energy Inc.	United States	4,755,658	$ 109,332,577
Insurance 8.4%			
ACE Ltd.	United States	2,345,100	187,138,980
[a] Alleghany Corp.	United States	377,389	126,583,818
[a] American International Group Inc.	United States	6,686,309	236,026,708
CNO Financial Group Inc.	United States	3,530,090	32,935,740
MetLife Inc.	United States	3,619,960	119,241,482
[a,b] Olympus Re Holdings Ltd.	United States	202,380	—
[c] White Mountains Insurance Group Ltd.	United States	655,346	337,503,190
Zurich Insurance Group AG	Switzerland	352,340	93,690,453
			1,133,120,371
Internet Software & Services 0.8%			
[a] Google Inc., A	United States	156,098	110,731,238
Machinery 1.4%			
[a,c] Federal Signal Corp.	United States	3,360,800	25,575,688
[a] Oshkosh Corp.	United States	2,556,300	75,794,295
Stanley Black & Decker Inc.	United States	1,199,283	88,710,964
			190,080,947
Marine 1.1%			
A.P. Moller-Maersk AS, B	Denmark	20,138	151,741,614
Media 7.5%			
British Sky Broadcasting Group PLC	United Kingdom	10,271,574	129,508,559
CBS Corp., B	United States	3,713,788	141,309,633
Comcast Corp., Special A	United States	846,676	30,438,002
News Corp., B	United States	8,524,052	223,671,125
Reed Elsevier PLC	United Kingdom	16,852,410	177,843,335
Time Warner Cable Inc.	United States	2,597,384	252,439,751
[a,b] Tribune Co., A	United States	766,463	32,633,695
[a,b] Tribune Co., B	United States	469,946	20,008,891
			1,007,852,991
Metals & Mining 0.7%			
ThyssenKrupp AG	Germany	4,032,388	95,189,716
Multi-Utilities 0.5%			
GDF Suez	France	3,346,939	68,915,439
Multiline Retail 0.7%			
Kohl's Corp.	United States	2,129,900	91,543,102
Office Electronics 1.0%			
Xerox Corp.	United States	18,652,685	127,211,312
Oil, Gas & Consumable Fuels 9.6%			
Apache Corp.	United States	1,921,510	150,838,535
BP PLC	United Kingdom	15,851,497	110,244,839
CONSOL Energy Inc.	United States	4,337,760	139,242,096
Marathon Oil Corp.	United States	7,696,247	235,966,933
Marathon Petroleum Corp.	United States	405,510	25,547,130

Annual Report | 25

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Oil, Gas & Consumable Fuels (continued)			
Murphy Oil Corp.	United States	1,576,220	$ 93,863,901
Nexen Inc.	Canada	5,318,110	143,269,883
[a] Plains Exploration & Production Co.	United States	2,926,170	137,354,420
Royal Dutch Shell PLC, A	United Kingdom	6,777,956	233,236,533
[a] WPX Energy Inc.	United States	1,130,869	16,827,331
			1,286,391,601
Paper & Forest Products 2.6%			
Domtar Corp.	United States	548,278	45,792,179
International Paper Co.	United States	5,078,474	202,326,404
MeadWestvaco Corp.	United States	3,300,238	105,178,585
			353,297,168
Personal Products 0.6%			
Avon Products Inc.	United States	5,317,700	76,362,172
Pharmaceuticals 5.1%			
Eli Lilly & Co.	United States	1,091,320	53,823,902
[a] Hospira Inc.	United States	1,653,558	51,657,152
Merck & Co. Inc.	United States	8,897,690	364,271,429
Pfizer Inc.	United States	5,703,563	143,045,360
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,956,060	73,039,280
			685,837,123
Real Estate Investment Trusts (REITs) 0.8%			
[c] Alexander's Inc.	United States	326,675	108,064,090
Real Estate Management & Development 0.9%			
[f] Canary Wharf Group PLC	United Kingdom	14,262,931	54,085,767
[a] Forestar Group Inc.	United States	1,431,256	24,803,666
[a,b] Realogy Holdings Corp.	United States	1,121,046	44,687,136
			123,576,569
Software 3.0%			
Microsoft Corp.	United States	9,911,940	264,946,156
Nintendo Co. Ltd.	Japan	325,040	34,658,882
[a] Symantec Corp.	United States	5,796,743	109,036,736
			408,641,774
Textiles, Apparel & Luxury Goods 0.0%[†]			
Compagnie Financiere Richemont SA	Switzerland	57,434	4,480,021
Tobacco 6.2%			
Altria Group Inc.	United States	3,982,209	125,121,007
British American Tobacco PLC	United Kingdom	5,404,750	274,777,223
Imperial Tobacco Group PLC	United Kingdom	5,890,319	228,357,835
Lorillard Inc.	United States	1,088,607	127,007,779
Philip Morris International Inc.	United States	944,754	79,019,224
			834,283,068

26 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Wireless Telecommunication Services 1.7%			
Vodafone Group PLC	United Kingdom	89,158,600	$ 224,475,493
Total Common Stocks and Other Equity Interests (Cost $9,739,219,562)			11,480,647,651
Convertible Preferred Stocks 0.0%[†]			
Commercial Banks 0.0%[†]			
[b] First Southern Bancorp Inc., cvt. pfd., C	United States	774	1,469,447
[c] West Coast Bancorp, cvt. pfd., B	United States	7,558	1,674,097
Total Convertible Preferred Stocks (Cost $1,529,800)			3,143,544
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 4.4%			
Clear Channel Communications Inc.,			
[h] first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	74,295,000	68,351,400
[i] senior note, PIK, 11.00%, 8/01/16	United States	34,134,000	26,027,175
[j,k] Tranche B Term Loan, 3.862%, 1/29/16	United States	83,705,611	69,580,289
[j,k] Tranche C Term Loan, 3.862%, 1/29/16	United States	14,317,340	11,537,385
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
second lien, 11.00%, 10/01/21	United States	13,525,000	14,674,625
[h] secured note, 144A, 11.75%, 3/01/22	United States	36,087,000	40,237,005
[j] Hilton Worldwide Inc., FRN, 11/12/15			
Mezzanine D Loan, 3.959%,	United States	4,396,274	4,192,946
Mezzanine E Loan, 4.209%,	United States	5,636,069	5,400,059
Mezzanine F Loan, 4.459%,	United States	14,090,673	13,386,139
Mezzanine G Loan, 4.709%,	United States	25,363,810	23,841,982
[j,k] iStar Financial Inc.,			
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	1,200,236	1,218,239
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	8,728,000	9,153,490
Term Loan B, 5.75%, 10/15/17	United States	17,655,521	17,876,003
Realogy Corp.,			
[j,k,l] Extended Revolver, 7.211%, 4/10/16	United States	10,051,056	9,623,886
senior note, 11.50%, 4/15/17	United States	9,853,000	10,715,137
[h] senior secured note, 144A, 7.875%, 2/15/19	United States	12,633,000	13,833,135
[h] senior secured note, 144A, 9.00%, 1/15/20	United States	6,214,000	7,177,170
[j,k] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.713%, 10/10/17	United States	194,177,556	130,757,807
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior note, A, 10.25%, 11/01/15	United States	24,998,000	7,436,905
[h] senior secured note, 144A, 11.50%, 10/01/20	United States	98,672,000	77,704,200
[h] Wind Acquisition Finance SA, 144A			
first lien, 7.375%, 2/15/18	Italy	3,364,000 EUR	4,464,105
senior note, 7.25%, 2/15/18	Italy	3,362,000	3,395,620

Annual Report | 27

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)				
[h] Wind Acquisition Finance SA, 144A (continued)				
senior secured note, 11.75%, 7/15/17	Italy	3,027,000		$ 3,185,917
senior secured note, 7.375%, 2/15/18	Italy	3,473,000	EUR	4,608,750
third lien, 11.75%, 7/15/17	Italy	7,079,000	EUR	9,831,874
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $627,002,663)				588,211,243
Corporate Notes in Reorganization 0.6%				
[h,m] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	74,530,000		80,678,725
[b,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	23,948		—
Total Corporate Notes in Reorganization (Cost $75,986,233)				80,678,725
		Shares		
Companies in Liquidation 0.0%[†]				
[a] Adelphia Recovery Trust	United States	99,967,609		99,968
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	12,005,115		360,153
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	14,234,065		—
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703		—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	53,924,666		—
[a,e] Tribune Litigation Trust, Contingent Distribution	United States	995,004		—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000		—
		Principal Amount*		
[f,m] Peregrine Investments Holdings Ltd.,				
6.70%, 1/15/98	Hong Kong	95,000,000	JPY	—
6.70%, 6/30/00	Hong Kong	250,000,000	JPY	—
zero cpn., 1/22/98	Hong Kong	500,000		—
[f,m] PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	22,710,000		—
Total Companies in Liquidation (Cost $10,934,351)				460,121
Asset-Backed Securities 0.1%				
Airlines 0.1%				
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	1,362,934		1,444,710
American Airlines Pass Through Trust,				
2009-1A, 10.375%, 7/02/19	United States	2,169,470		2,268,452
2011-2A, 8.625%, 4/15/23	United States	9,024,322		9,379,655
Total Asset-Backed Securities (Cost $13,193,760)				13,092,817
Total Investments before Short Term Investments (Cost $10,467,866,369)				12,166,234,101

28 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Short Term Investments 9.7%			
U.S. Government and Agency Securities 9.4%			
[n] U.S. Treasury Bills,			
3/14/13	United States	151,500,000	$ 151,488,032
3/21/13	United States	152,300,000	152,285,988
[o] 4/04/13	United States	150,000,000	149,975,100
[o] 1/03/13 - 6/20/13	United States	805,000,000	804,914,874
Total U.S. Government and Agency Securities (Cost $1,258,484,068)			1,258,663,994
Total Investments before Money Market Funds (Cost $11,726,350,437)			13,424,898,095
		Shares	
[p] **Investments from Cash Collateral Received for Loaned Securities (Cost $36,380,747) 0.3%**			
Money Market Funds 0.3%			
[q] BNY Mellon Overnight Government Fund, 0.191%	United States	36,380,747	36,380,747
Total Investments (Cost $11,762,731,184) 100.1%			13,461,278,842
Other Assets, less Liabilities (0.1)%			(8,790,156)
Net Assets 100.0%			$13,452,488,686

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 9 regarding restricted securities.

[c]See Note 12 regarding holdings of 5% voting securities.

[d]At December 31, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[f]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $55,544,364, representing 0.41% of net assets.

[g]A portion or all of the security is on loan at December 31, 2012. See Note 1(e).

[h]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2012, the aggregate value of these securities was $313,467,901, representing 2.33% of net assets.

[i]Income may be received in additional securities and/or cash.

[j]The coupon rate shown represents the rate at period end.

[k]See Note 1(f) regarding senior floating rate interests.

[l]See Note 10 regarding unfunded loan commitments.

[m]See Note 8 regarding credit risk and defaulted securities.

[n]The security is traded on a discount basis with no stated coupon rate.

[o]Security or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2012, the aggregate value of these securities pledged as collateral was $27,184,764, representing 0.20% of net assets.

[p]See Note 1(e) regarding securities on loan.

[q]The rate shown is the annualized seven-day yield at period end.

Annual Report | 29

Mutual Shares Fund

Statement of Investments, December 31, 2012 *(continued)*

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts						
EUR/USD	Short	1,159	$191,350,900	3/18/13	$—	$(3,218,502)
GBP/USD	Short	1,869	189,703,500	3/18/13	—	(1,830,996)
Unrealized appreciation (depreciation)					—	(5,049,498)
Net unrealized appreciation (depreciation)						$(5,049,498)

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	28,203,584	$ 34,665,614	1/17/13	$ —	$ (2,557,589)
Euro	HSBC	Sell	25,618,521	31,497,256	1/17/13	—	(2,314,170)
Euro	FBCO	Sell	21,308,401	26,315,862	1/17/13	—	(1,807,050)
Euro	BANT	Sell	15,461,708	19,072,191	1/17/13	—	(1,334,233)
Euro	BBU	Sell	2,494,029	3,089,926	1/17/13	—	(201,703)
Euro	HAND	Sell	1,744,387	2,160,048	1/17/13	—	(142,201)
Euro	DBFX	Buy	7,752,249	10,254,255	1/17/13	—	(22,806)
Euro	SCBT	Buy	860,000	1,136,929	1/17/13	—	(1,897)
Euro	BBU	Buy	10,317,564	13,374,424	1/17/13	242,738	—
Euro	BANT	Buy	3,837,039	4,978,252	1/17/13	85,888	—
Euro	FBCO	Buy	2,399,604	3,089,897	1/17/13	77,110	—
Euro	DBFX	Buy	2,493,029	3,284,276	1/17/13	6,034	—
British Pound	BANT	Sell	96,619,043	156,184,683	1/22/13	—	(811,032)
British Pound	SCBT	Sell	82,816,322	133,831,176	1/22/13	—	(736,579)
British Pound	DBFX	Sell	46,859,312	75,701,219	1/22/13	—	(440,202)
British Pound	SCBT	Buy	2,500,000	4,067,763	1/22/13	—	(5,527)
British Pound	DBFX	Buy	3,322,823	5,382,752	1/22/13	17,351	—
British Pound	BBU	Buy	2,170,831	3,506,810	1/22/13	20,560	—
British Pound	FBCO	Buy	1,876,328	3,031,996	1/22/13	16,838	—
British Pound	HAND	Buy	2,026,369	3,291,087	1/22/13	2,428	—
Swiss Franc	BANT	Sell	983,127	1,017,540	2/11/13	—	(57,398)
Swiss Franc	BBU	Sell	814,873	837,831	2/11/13	—	(53,140)
Swiss Franc	FBCO	Sell	126,080	135,783	2/11/13	—	(2,071)
Swiss Franc	DBFX	Sell	29,960	31,789	2/11/13	—	(969)
Swiss Franc	HSBC	Sell	50,911	55,060	2/11/13	—	(606)
Swiss Franc	FBCO	Buy	151,880	161,531	2/11/13	4,533	—
British Pound	HAND	Sell	71,251,134	111,862,222	2/19/13	—	(3,903,473)
British Pound	HSBC	Sell	40,580,272	63,609,576	2/19/13	—	(2,323,457)
British Pound	FBCO	Sell	1,536,775	2,474,654	2/19/13	—	(22,231)
British Pound	DBFX	Buy	660,000	1,065,042	2/19/13	7,297	—
Euro	BANT	Sell	62,778,746	79,010,378	2/28/13	—	(3,875,320)
Euro	HAND	Sell	60,979,650	76,675,565	2/28/13	—	(3,834,819)
Euro	DBFX	Sell	6,874,055	8,747,798	2/28/13	—	(327,899)

30 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

36 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities

Annual Report | 37

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

38 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $25,443,285 and the aggregate value of collateral pledged for such contracts was $20,819,755.

The Fund entered into exchange traded futures contracts primarily to manage exposure to foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

Annual Report | 39

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

40 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 41

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Mutual Shares Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2012		2011	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	19,317,648	$ 413,524,340	34,172,982	$ 707,418,657
Shares issued in reinvestment of distributions	3,634,576	81,513,903	5,086,179	97,300,616
Shares redeemed	(51,623,600)	(1,107,691,233)	(63,029,582)	(1,299,618,370)
Net increase (decrease)	(28,671,376)	$ (612,652,990)	(23,770,421)	$ (494,899,097)
Class B Shares:				
Shares sold	15,688	$ 330,652	63,483	$ 1,287,778
Shares issued in reinvestment of distributions	5,699	124,922	34,209	635,348
Shares redeemed	(2,477,059)	(52,144,435)	(4,687,713)	(94,951,592)
Net increase (decrease)	(2,455,672)	$ (51,688,861)	(4,590,021)	$ (93,028,466)
Class C Shares:				
Shares sold	3,007,472	$ 64,043,529	3,833,280	$ 78,308,475
Shares issued in reinvestment of distributions	532,311	11,776,943	787,093	14,845,035
Shares redeemed	(10,599,333)	(224,557,121)	(13,586,883)	(276,442,571)
Net increase (decrease)	(7,059,550)	$ (148,736,649)	(8,966,510)	$ (183,289,061)
Class R Shares:				
Shares sold	1,390,782	$ 29,530,926	2,468,208	$ 51,075,132
Shares issued in reinvestment of distributions	148,057	3,297,636	235,845	4,480,646
Shares redeemed	(4,023,769)	(85,351,156)	(4,262,778)	(87,152,612)
Net increase (decrease)	(2,484,930)	$ (52,522,594)	(1,558,725)	$ (31,596,834)

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 43

Mutual Shares Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

Prior to July 1, 2012, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

b. Administrative Fees

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

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Mutual Shares Fund

Notes to Financial Statements (continued)

Mutual Shares Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the year ended December 31, 2012, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $1,542,055,509 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $598,194,146 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

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Mutual Shares Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2012, aggregated $2,687,966,782 and $4,696,382,932, respectively.

Transactions in options written during the year ended December 31, 2012, were as follows:

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $80,678,725, representing 0.60% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report | 47

Mutual Shares Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Dates	Cost	Value
14,234,065	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ —	$ —
1,647,570	Bond Street Holdings LLC, A, 144A	11/04/09 - 9/19/11	33,601,187	32,100,183
23,948	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	23,948	—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
453,016	First Southern Bancorp Inc.	1/27/10 - 7/07/10	9,558,638	2,318,536
774	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	774,000	1,469,447
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	1,136,372
46,695,640	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	45,928,057	23,875,014
202,380	Olympus Re Holdings Ltd.	12/19/01	19,008,365	—
1,121,046	[a]Realogy Holdings Corp.,	10/12/12	38,115,564	44,687,136
766,463	[b]Tribune Co., A	7/18/11 - 6/07/12	32,633,695	32,633,695
469,946	[b]Tribune Co., B	7/18/11 - 6/07/12	20,008,891	20,008,891
43,036	[c]West Coast Bancorp, wts., C, 10/23/16	10/23/09	—	5,226,722
	Total Restricted Securities (Value is 1.22% of Net Assets)		$204,457,023	$163,455,996

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $41,349,328 as of December 31, 2012.
[b]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of December 31, 2012.
[c]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $34,217,763 as of December 31, 2012.

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2012, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Extended Revolver, 7.211%, 4/10/16	$23,065,784

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

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Mutual Shares Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.33% of average month end net assets. The average month end number of open derivative contracts for the year was 111.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

Annual Report | 49

Mutual Shares Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Controlled Affiliates[a]							
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$ —	$ —	$ —
Non-Controlled Affiliates							
AboveNet Inc.	1,756,555	—	1,756,555	—	$ —	$ —	$ 97,472,446
Alexander's Inc.	326,675	—	—	326,675	108,064,090	4,900,125	—
Community Health Systems Inc.	4,806,000	—	3,701,996	1,104,004	—[b]	—	(11,371,031)
Federal Signal Corp.	3,360,800	—	—	3,360,800	25,575,688	—	—
GLCP Harrah's Investment LP	22,185,100	—	22,185,100	—	—	—	—
Guaranty Bancorp	5,731,834	—	—	5,731,834	11,177,076	—	—
International Automotive Components Group Brazil LLC	7,234,813	—	—	7,234,813	1,136,372	—	—
International Automotive Components Group North America, LLC	46,695,640	—	—	46,695,640	23,875,014	—	—
West Coast Bancorp	1,469,240	—	—	1,469,240	32,543,666	73,462	—
West Coast Bancorp, cvt. pfd., B	7,558	—	—	7,558	1,674,097	3,779	—
West Coast Bancorp, wts., C, 10/23/16	43,036	—	—	43,036	5,226,722	—	—
White Mountains Insurance Group Ltd.	729,457	—	74,111	655,346	337,503,190	729,457	16,605,311
Total Non-Controlled Affiliates					$546,775,915	$5,706,823	$102,706,726
Total Affiliated Securities (Value is 4.06% of Net Assets)					$546,775,915	$5,706,823	$102,706,726

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.
[b]As of December 31, 2012, no longer an affiliate.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of

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Mutual Shares Fund

Notes to Financial Statements (continued)

13. SPECIAL SERVICING AGREEMENT (continued)

Franklin Mutual. For the year ended December 31, 2012, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2012, 14.64% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA will be discontinued until further notice and approval by the Board.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Mutual Shares Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $1,919,697,284 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

alncludes common and convertible preferred stocks as well as other equity investments. blncludes securities determined to have no value at December 31, 2012. cFor detailed categories, see the accompanying Statement of Investments.

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Mutual Shares Fund

Notes to Financial Statements (continued)

Annual Report | 53

Mutual Shares Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments as of December 31, 2012, are as follows:

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in auto components companies are an enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the EV to EBITDA multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in commercial banks companies are the price to tangible book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to tangible book multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s investments in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs, except the EV to EBITDA multiple input, would not materially impact the net assets of the Fund.

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Mutual Shares Fund

Notes to Financial Statements (continued)

16. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 55

Mutual Shares Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund (the “Fund”), (one of the Funds constituting the Franklin Mutual Series Funds) including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund of the Franklin Mutual Series Funds at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

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Mutual Shares Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 68.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $283,331,785 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 57

Mutual Shares Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

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Mutual Shares Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Shares Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

474 A 02/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $528,965 for the fiscal year ended December 31, 2012 and $523,955 for the fiscal year ended December 31, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $32,753 the fiscal year ended December 31, 2012 and $4,289 for the fiscal year ended December 31, 2011. The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $67,000 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid included web based application providing technical information related to withholding tax rates, treaties, procedures, and form/instructions for portfolio dividends and interest, and capital gains in foreign governments

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $99,753 for the fiscal year ended December 31, 2012 and $4,289 for the fiscal year ended December 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no changes in the

Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 27, 2013

By /s/ROBERT G. KUBILIS
Robert Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date: February 27, 2013